PROXY STATEMENT/PROSPECTUS

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP FusionSM Balanced Fund
AZL MVP FusionSM Moderate Fund
5701 Golden Hills Drive
Minneapolis, MN 55416-1297

Dear Allianz Life or Allianz Life of New York Variable Annuity Contract Owner:

The Board of Trustees of the AZL MVP Fusion Balanced Fund and the AZL MVP Fusion Moderate Fund, each a series of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), is pleased to submit proposals to reorganize each of the Funds into other series of the Trust, as follows:

Acquired Fund	Acquiring Fund
AZL MVP FusionSM Balanced Fund	AZL FusionSM Balanced Fund
AZL MVP FusionSM Moderate Fund	AZL FusionSM Moderate Fund

As the owner of a variable annuity contract issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York, your contract is funded by shares of one or more of the Acquired Funds. Accordingly, we ask that you indicate whether you approve or disapprove of the proposed reorganization with respect to your Fund by submitting instructions on how to vote your beneficial shares by phone, internet, or mail.

Each proposed reorganization is being recommended primarily because the investment strategies of each Acquired Fund are substantially the same as the investment strategies of the corresponding Acquiring Fund, following changes approved by the Board of Trustees to be effective on or about the effective date of the reorganization; therefore, each reorganization is expected to result in a larger Fund that is better able to achieve economies of scale by spreading certain fixed costs over a larger asset base, without materially changing the way in which the Acquired Fund has been managed.

THE BOARD OF TRUSTEES OF THE TRUST BELIEVES THAT THE TRANSACTIONS ARE IN THE BEST INTERESTS OF EACH ACQUIRED FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL.

The Board considered various factors in reviewing the proposed reorganization on behalf of each Acquired Fund’s shareholders, including, but not limited to, the following:

●	The similarity in investment objectives and strategies between each Acquiring Fund and the corresponding Acquired Funds;

●	The expectation that the reorganizations will reduce overall expenses for shareholders of each Acquired Fund; and

●	The expectation that the reorganizations will have no federal income tax consequences for contract owners.

If the proposal is approved, each Acquiring Fund will acquire all of the assets and assume all of the liabilities of the corresponding Acquired Fund in exchange for newly issued shares of the Acquiring Fund. These Acquiring Fund shares in turn will be distributed proportionately to the shareholders of the corresponding Acquired Fund in complete liquidation of the Acquired Fund. To accomplish the proposed reorganization, the Board of Trustees of the Acquired Funds submits for your approval an Agreement and Plan of Reorganization with respect to your Acquired Fund.

Whether or not you plan to attend the meeting, please review the enclosed voting instruction form. You may submit your instructions on voting the shares that fund your contract by phone, internet, or mail. Following this letter is a Q&A summarizing the reorganization and information on how to vote your shares. Please read the proxy statement/prospectus carefully before you vote.

Thank you for your prompt attention to this important matter.

Sincerely,

Brian Muench
Chairman and President
Allianz Variable Insurance Products Fund of Funds Trust

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

PROXY STATEMENT/PROSPECTUS Q&A

THE FOLLOWING IS A BRIEF OVERVIEW OF THE CHANGES BEING RECOMMENDED FOR THE AZL MVP FUSION BALANCED FUND AND THE AZL MVP FUSION MODERATE FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT/PROSPECTUS.

Q: Why are the reorganizations being proposed?

Each reorganization is being proposed primarily because the investment strategies of each Acquired Fund are substantially the same as the investment strategies of the corresponding Acquiring Fund, following changes approved by the Board of Trustees to be effective on or about the effective date of the reorganization; therefore, each reorganization is expected to result in a larger Fund that is better able to achieve economies of scale by spreading certain fixed costs over a larger asset base, without materially changing the way in which the Acquired Fund has been managed.

Your Board of Trustees has determined that the reorganizations are in the best interests of each Acquired Fund’s shareholders and recommends that you vote FOR the reorganization with respect to your Fund.

Q: Will the expenses of the Fund in which I participate increase as a result of the reorganizations?

The management fees paid by each Acquiring Fund and Acquired Fund are the same (0.20%), and the total expense ratio for each Acquiring Fund following the reorganization (Balanced - 1.06%; Moderate – 1.13%) is expected to be lower than the total expense ratio for the corresponding Acquired Fund prior to the reorganization (Balanced – 1.16%; Moderate – 1.20%).

Q: Who is paying the costs of the shareholder meeting and this proxy solicitation?

Costs related to this proxy solicitation will be paid by the Acquired Funds. All other costs related to each shareholder meeting and merger will be borne evenly between the corresponding Acquiring Fund and Acquired Fund.

Q: Will I incur taxes as a result of the reorganizations?

No. For federal income tax purposes, the reorganization is not expected to be a taxable event for contract owners.

Please see the Tax Consequences discussion in the enclosed proxy statement/prospectus for additional information.

Q: If approved, when will the reorganizations happen?

If shareholders approve the reorganizations, they will take place shortly after the shareholder meeting.

Q: Is there anything I need to do to convert my shares?

No. Upon shareholder approval of each reorganization, the Acquired Fund shares that serve as a funding vehicle for benefits under your variable annuity contract automatically will be exchanged for shares of the corresponding Acquiring Fund. The total value of the Acquiring Fund shares that a shareholder receives in the reorganization will be the same as the total value of the Acquired Fund shares held by the shareholder immediately before the reorganizations.

Q: How does the Board recommend that I vote?

After careful consideration, the Board recommends that you vote FOR the reorganization of your Fund.

Q: How and when do I vote?

You can vote in one of four ways:

- By mail with the enclosed voting instruction form

- By telephone

- By web site

- In person at the meeting

Please refer to the enclosed voting instruction form for the telephone number and internet address. Please vote as soon as possible by following the instructions on the voting instruction form.

Q: Whom should I call if I have questions?

If you have questions about any of the proposals described in the proxy statement or about voting procedures, please call toll free at 1-800-624-0197.

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST
5701 Golden Hills Drive
Minneapolis, Minnesota 55416-1297

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 24, 2013

AZL MVP FusionSM Balanced Fund
AZL MVP FusionSM Moderate Fund

A special meeting of the shareholders of the AZL MVP Fusion Balanced Fund and the AZL MVP Fusion Moderate Fund (each an “Acquired Fund,” and together the “Acquired Funds”) will be held at 10:00 a.m. Central Time on April 24, 2013, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Golden Valley, Minnesota. At the meeting, shareholders of each Acquired Fund, voting separately, will consider the following proposals:

-
To approve an Agreement and Plan of Reorganization (the “Plan”) between each of (i) the AZL MVP Fusion Balanced Fund and the AZL Fusion Balanced Fund (an “Acquiring Fund”) and (ii) the AZL MVP Fusion Moderate Fund and the AZL Fusion Moderate Fund (also an “Acquiring Fund,” and together with the AZL Fusion Balanced Fund the “Acquiring Funds”), all series of the Allianz Variable Insurance Products Fund of Funds Trust. Under the Plan, each Acquiring Fund would acquire all of the assets and assume all of the liabilities of the corresponding Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, and the assumption of the Acquired Fund’s liabilities; and

-	Such other business as may properly come before the meeting, or any adjournment of the meeting.

The Acquired Funds issue and sell shares to certain accounts of Allianz Life Insurance Company of North America (“Allianz Life”) and Allianz Life Insurance Company of New York (“Allianz Life of NY”). The separate accounts hold shares of mutual funds, including the Acquired Funds, which serve as a funding vehicle for benefits under variable annuity contracts issued by Allianz Life and Allianz Life of NY. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the shareholders of the Acquired Funds and are entitled to vote the shares of the Acquired Funds. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Funds in accordance with instructions given by the owners of variable annuity contracts for which the Funds serve as a funding vehicle. This Notice is being delivered to owners of variable annuity contracts whose contracts were funded by shares of one or more of the Acquired Funds on the record date, so that they may instruct Allianz Life and Allianz Life of NY how to vote the shares of the Acquired Funds underlying their contracts.

Shareholders of record at the close of business on January 31, 2013, are entitled to vote at the meeting.

By Order of the Board of Trustees

Michael J. Radmer
Secretary
March 8, 2013

YOU CAN VOTE QUICKLY AND EASILY.

PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM.

PROXY STATEMENT/PROSPECTUS — MARCH 8, 2013

Acquired Fund	Acquiring Fund
AZL MVP FusionSM Balanced Fund (“MVP Balanced Fund”)	AZL FusionSM Balanced Fund (“Fusion Balanced Fund”)
AZL MVP FusionSM Moderate Fund (“MVP Moderate Fund”)	AZL FusionSM Moderate Fund (“Fusion Moderate Fund”)

This proxy statement/prospectus describes a proposed Agreement and Plan of Reorganization (the “Plan”) pursuant to which the outstanding shares of each Acquired Fund above, one or more of which serves as a funding vehicle for your variable annuity contract, would be exchanged for shares of the corresponding Acquiring Fund above. Each of the Acquiring Funds and the Acquired Funds (each a “Fund” and together the “Funds”) are series of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”). The address of the Funds is 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. The phone number of the Funds is 1-800-624-0197.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN.

These securities are not deposits or obligations of, or guaranteed by, any bank or an affiliate of any bank, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), or any other agency of the United States, or any bank or an affiliate of any bank; and are subject to investment risks including possible loss of value.

As with all mutual funds, the Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”) and files reports, proxy materials, and other information with the SEC (Investment Company Act file no. 811-09491). These reports, proxy materials, and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request e-mailed to publicinfo@sec.gov, or by writing to the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC’s Web site at http://www.sec.gov.

You should retain this proxy statement/prospectus for future reference. It sets forth concisely the information about each Acquiring Fund that a prospective investor should know before investing. Additional information is set forth in the Statement of Additional Information, dated the same date as this proxy statement/prospectus, relating to this proxy statement/prospectus. A copy of the April 30, 2012 prospectus, as supplemented, for each Acquiring Fund, which gives a detailed description of the Acquiring Fund’s policies, strategies, and restrictions, accompanies this proxy statement/prospectus. Certain information contained in this proxy statement/prospectus, including information contained under “Fees & Expenses,” “Performance,” and “Financial Highlights” supersedes corresponding information contained in the April 30, 2012 prospectus.

This proxy statement/prospectus was first mailed to contract owners on or about March 8, 2013.

WHERE TO GET MORE INFORMATION

Fund Reports:	The Acquiring Funds:	The Acquired Funds:
Prospectus dated April 30, 2012	Accompanying and incorporated by reference into this proxy statement/prospectus	Incorporated by reference into this proxy statement/prospectus. For a copy at no charge, call toll-free 1-800-624-0197 or write to the address given below this table
Annual report for the period ended December 31, 2012.	For a copy at no charge, call toll-free 1-800-624-0197 or write to the address given below this table.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Proxy Statement/Prospectus ♦ March 8, 2013

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This Proxy Statement/Prospectus:
Statement of Additional Information dated the same date as this proxy statement/prospectus. This document contains information about both the Acquired Fund and the Acquiring Fund.
Incorporated by reference into this proxy statement/prospectus. For a copy at no charge, call toll-free 1-800-624-0197 or write to Allianz FOF Trust, Advisory Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, MN 55416.

To ask questions about this proxy statement/prospectus.	Call toll-free 1-800-624-0197 or write to Allianz FOF Trust, Advisory Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, MN 55416.

Address: Allianz Variable Insurance Products Fund of Funds Trust, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297

ABOUT THE ACQUIRED AND ACQUIRING FUNDS

The Acquired Funds issue and sell shares to separate accounts of Allianz Life Insurance Company of North America (“Allianz Life”) and Allianz Life Insurance Company of New York (“Allianz Life of NY”). These separate accounts hold shares of mutual funds, including the Acquired Funds, which serve as funding vehicles for benefits under variable annuity contracts issued by Allianz Life and Allianz Life of NY (the “Contracts”). Each separate account has subaccounts that invest in the Acquired Funds and certain other mutual funds. Owners of the Contracts (“Contract Owners”) allocate the value of their Contracts among these subaccounts. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the shareholders of the Acquired Funds and are entitled to vote the shares of the Acquired Funds. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Funds in accordance with instructions given by the Contract Owners who are eligible to vote at the meeting, and will vote shares as to which they have received no instructions for or against the proposal in the same proportion as the shares for which they receive instructions.

The Funds are open-end management investment companies. If the Plan is approved, the shares of each Acquiring Fund will be distributed proportionately by the corresponding Acquired Fund to the holders of its shares in complete liquidation of the Acquired Fund. Each Acquired Fund shareholder would become the owner of Acquiring Fund shares having a total net asset value equal to the total net asset value of that shareholder’s holdings in the Acquired Fund.

The following information summarizes the proposed reorganization of each Acquired Fund into the corresponding Acquiring Fund (the “Reorganization”). The Reorganization of each Acquired Fund into its corresponding Acquiring Fund is separate and independent of the other Reorganization. The shareholders of each Acquired Fund will vote separately whether to approve the Reorganization affecting their Fund, and approval and completion of the Reorganization with respect to one Acquired Fund is not contingent upon the approval or completion of the Reorganization with respect to the other Acquired Fund. References to the “Reorganization” in this proxy statement/prospectus, should be read as referring to each Reorganization individually.

HOW THE REORGANIZATION WILL WORK

The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund’s liabilities.

The Acquiring Fund will issue shares of beneficial interest to the Acquired Fund in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Fund’s shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Fund immediately before the Reorganization. You will not pay any sales charge in connection with this distribution of shares. If you already have an Acquiring Fund account, shares distributed in the Reorganization will be added to that account.

FUND INVESTMENT OBJECTIVES

The following table presents the investment objective for each of the Funds:

Acquired Fund	Investment Objective	Acquiring Fund	Investment Objective
MVP Balanced Fund	Long-term capital appreciation with preservation of capital as an important consideration	Fusion Balanced Fund	Long-term capital appreciation with preservation of capital as an important consideration
MVP Moderate Fund	Long-term capital appreciation	Fusion Moderate Fund	Long-term capital appreciation

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Proxy Statement/Prospectus ♦ March 8, 2013

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TABLE OF CONTENTS

SECTION A -- PROPOSAL	5
PROPOSAL: Approve or Reject the Agreement and Plan of Reorganization	5
SUMMARY	5
How The Reorganization Will Work	5
Comparison of the Acquired Funds and the Acquiring Funds	5
Comparison of Investment Objectives	5
Comparison of Investment Strategies	5
Comparison of Investment Policies	8
Risk Factors	8
Fees & Expenses	9
Performance	10
Tax Consequences	12
THE REORGANIZATION	13
Terms of the Reorganization	13
Conditions to Closing the Reorganization	13
Termination of the Plan	13
Tax Status of Each Reorganization	13
Certain Tax Consequences	14
Reasons for the Proposed Reorganization and Board Deliberations	15
Board’s Determinations	16
Recommendation and Vote Required	16
SECTION B — Proxy Voting and Shareholder Meeting Information	18
SECTION C — Capitalization, Ownership of Fund Shares and Other Fund Information	20
Financial Highlights	21
EXHIBIT A — AGREEMENT AND PLAN OF REORGANIZATION	A-1

The prospectus for the Acquiring Funds accompanies this proxy statement/prospectus.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Proxy Statement/Prospectus ♦ March 8, 2013

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SECTION A -- PROPOSAL

PROPOSAL: APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY

This proxy statement/prospectus is being used by the Acquired Funds to solicit voting instructions for the proposal to approve the Plan providing for the Reorganization of each Acquired Fund into the corresponding Acquiring Fund. A form of the Plan is included as Exhibit A.

The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus, exhibits and accompanying materials because they contain details that are not in this summary.

HOW THE REORGANIZATION WILL WORK

Each Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund, and the Acquiring Fund will assume all of the Acquired Fund’s liabilities.

Each Acquiring Fund will issue shares of beneficial interest in an amount equal to the value of the assets that it receives from the corresponding Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Fund’s shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Fund immediately before the Reorganization.

As part of the Reorganization, systematic transactions (such as the automatic investment plan, dollar-cost average program, or flexible rebalancing program) currently set up for your Acquired Fund accounts will be transferred to your new Acquiring Fund account. If you do not want your systematic transactions to continue, please contact your financial representative to make changes.

Neither the Acquired Funds nor the Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Funds will pay any sales charge in connection with the Reorganization.

After the Reorganization has been completed, contract values that were allocated to subaccounts investing in the Acquired Funds will be allocated to subaccounts investing in the corresponding Acquiring Fund. The Acquired Funds will be terminated.

COMPARISON OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS

The Acquired Funds and the Acquiring Funds:

•	Are outstanding series of an open-end management investment company organized as a Delaware statutory trust.

•	Have Allianz Investment Management LLC (the “Manager”) as their investment adviser.

•	Have the same policies for buying and selling shares and the same exchange rights.

•	Have the same distribution policies.

•	Are available only to Contract Owners who allocate contract value to a subaccount that invests in the Funds.

COMPARISON OF INVESTMENT OBJECTIVES

The following table presents the investment objective for each of the Funds:

Acquired Fund	Investment Objective	Acquiring Fund	Investment Objective
MVP Balanced Fund	Long-term capital appreciation with preservation of capital as an important consideration	Fusion Balanced Fund	Long-term capital appreciation with preservation of capital as an important consideration
MVP Moderate Fund	Long-term capital appreciation	Fusion Moderate Fund	Long-term capital appreciation

COMPARISON OF INVESTMENT STRATEGIES

Each of the Funds are funds of funds that invest primarily in the shares of other underlying mutual funds managed by the Manager or by affiliates of the Manager that represent different asset classes in the Fund’s asset allocation. The Funds have the same allocation to various asset classes within the underlying mutual fund investments; under normal market conditions, the Manager allocates approximately 40% - 60% (Balanced) or 55%-75% (Moderate) of each Funds’

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underlying mutual fund investments to equity funds and approximately 40% - 60% (Balanced) or 25%-45% (Moderate) of each Funds’ underlying mutual fund investments to fixed income. Each Fund also may invest, for temporary defensive purposes or when cash is temporarily available, in investment grade, short term debt instruments, including government, corporate, and money market securities.

The Funds differ primarily with respect to their investments in certain derivatives strategies. Each Acquired Fund may allocate up to 20% of its assets to the Fund’s MVP (Managed Volatility Portfolio) risk management process, which is intended to manage the risk of the Fund and its allocation to equities and to other, relatively more volatile asset classes, such as high yield bonds. This process could cause the equity exposure of the Fund to fluctuate but equity exposure generally will not be lower than 10%. Generally, the MVP risk management process would not reduce equity exposure during periods of moderate or low market volatility. The Manager implements the Fund’s MVP risk management process primarily using futures, but may also use other derivative securities, such as options.

Currently, as a non-principal investment strategy, each Acquiring Fund may allocate up to 5% of its assets to index futures and other similar securities to seek to reduce the potential volatility of the Fund’s investment performance. The Acquiring Funds currently do not utilize the MVP risk management process; however, the Board of Trustees has approved a change pursuant to which the Acquiring Funds, on or about the date of the Reorganization, each may allocate up to 20% of its assets to the same MVP risk management process as used for the Acquired Funds. As a result, following the date of the Reorganization, the principal investment strategies of each Acquiring Fund will be materially the same as the principal investment strategies of the corresponding Acquired Fund prior to the Reorganization.

The Manager recommended each Reorganization primarily because the investment strategies of each Acquired Fund prior to the Reorganization will be substantially the same as the investment strategies of the corresponding Acquiring Fund following the Reorganization, as described above. As a result, each Reorganization is expected to result in a larger Fund that is better able to achieve economies of scale by spreading certain fixed costs over a larger asset base, without materially changing the way in which the Acquired Fund has been managed. The overall expense ratio of each Acquiring Fund following the Reorganization is expected to be lower than the expense ratio for the corresponding Acquired Fund prior to the Reorganization.

The principal investment strategies for each of the Funds are set forth below:

MVP Balanced Fund and MVP Moderate Fund (Acquired Funds)

The Acquired Funds are funds of funds that invest primarily in the shares of other mutual funds managed by affiliates of the Manager that represent different asset classes in the Fund’s asset allocation. Each Fund also may invest in unaffiliated mutual funds and in other securities, including affiliated and unaffiliated unregistered investment pools. The affiliated and unaffiliated mutual funds and investment pools are referred to as the Fusion Permitted Underlying Investments. The Funds may also invest directly in equity, debt and derivative securities.

The Funds are designed to provide a diversified portfolio consisting of funds in equity and fixed income asset classes, combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund, underlying fund and market volatility.

Under normal market conditions, the Manager will allocate approximately 80% - 100% of each Fund’s assets to underlying funds. Of this underlying fund allocation, approximately 40% - 60% (Balanced) or 55%-75% (Moderate) will be allocated to equity funds and approximately 40% - 60% (Balanced) or 25%-45% (Moderate) will be allocated to fixed income funds.

Up to 20% of each Fund’s assets may be allocated to the Fund’s MVP risk management process, which is intended to manage the risk of the Fund and its allocation to equities and to other, relatively more volatile asset classes, such as high yield bonds. This process could cause the equity exposure of the Fund to fluctuate but equity exposure generally will not be lower than 10%. Generally, the MVP risk management process would not reduce equity exposure during periods of moderate or low market volatility.

The Manager will implement the Funds’ MVP risk management process primarily using futures, but may also use other derivative securities, such as options. The Funds normally will gain exposure to derivatives by investing directly in derivatives, but may also gain exposure to derivatives indirectly through Fusion Permitted Underlying Investments.

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Derivative securities provide the Manager an effective method to reduce volatility of the Funds and limit the need to decrease or increase allocations to underlying funds. The process is intended to limit market exposure during periods of high volatility, although the process may not always be successful. In some market conditions exhibiting high volatility, the process may result in a Fund underperforming the market during rising markets, and outperforming the market during declining markets. The Manager seeks to maintain an annualized volatility level for each Fund at or below 10% (Balanced) or 12% (Moderate) over a typical business cycle (i.e., over a period of a year or more). The actual or realized volatility for short-term or long-term periods of time will be dependent on the market environment and may be significantly higher in the event that the strategy is unsuccessful.

The Funds’ allocation to the MVP risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of each Fund’s derivative positions could exceed 20% of the Fund’s value. The Funds may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

The Funds are designed to provide diversification across several major asset classes, and the Funds are not restricted in their investments in any particular asset class. The Manager monitors the Funds’ holdings and cash flow and periodically adjusts the Funds’ asset allocation. The Manager utilizes a strategic asset allocation model to help determine appropriate asset allocations for each Fund among the Fusion Permitted Underlying Investments.

Fusion Balanced Fund and Fusion Moderate Fund (Acquiring Funds):

The Acquiring Funds are funds of funds that invest primarily in the shares of other mutual funds managed by affiliates of the Manager that represent different asset classes in each Fund’s asset allocation. The Funds also may invest in unaffiliated mutual funds and in other securities, including affiliated and unaffiliated unregistered investment pools. The affiliated and unaffiliated mutual funds and investment pools are referred to as the Fusion Permitted Underlying Investments. The Funds may also invest directly in equity and debt securities.

Under normal market conditions, the Manager will allocate approximately 40% – 60% (Balanced) or 55%-75% (Moderate) of the Fund’s assets to equity funds and approximately 40% – 60% (Balanced) or 25%-45% (Moderate) of each Fund’s assets to fixed income funds. These allocations do not include assets that may be invested in affiliated or unaffiliated unregistered investment pools.

The Funds are designed to provide diversification across several major asset classes, and the Funds are not restricted in their investments in any particular asset class. The Fund’s portfolio management team monitors the Fund’s holdings and cash flow and periodically adjusts the Fund’s asset allocation. The Manager utilizes a strategic asset allocation model to help determine appropriate asset allocations for the Fund among the Fusion Permitted Underlying Investments.

Effective on or about April 29, 2013, both Acquiring Funds will begin to utilize the MVP (Managed Volatility Portfolio) risk management process to seek to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund, underlying fund and market volatility. Under normal market conditions, up to 20% of each Fund’s assets may be allocated to the Fund’s MVP risk management process, which is intended to manage the risk of the Fund and its allocation to equities and to other, relatively more volatile asset classes, such as high yield bonds. This process could cause the equity exposure of each Fund to fluctuate but equity exposure generally will not be lower than 10%. Generally, the MVP risk management process would not reduce equity exposure during periods of moderate or low market volatility.

The Manager will implement the Funds’ MVP risk management process primarily using futures, but may also use other derivative securities, such as options. The Funds normally will gain exposure to derivatives by investing directly in derivatives, but may also gain exposure to derivatives indirectly through Fusion Permitted Underlying Investments.

Derivative securities provide the Manager an effective method to reduce volatility of the Funds and limit the need to decrease or increase allocations to underlying funds. The process is intended to limit market exposure during periods of high volatility, although the process may not always be successful. In some market conditions exhibiting high volatility, the process may result in the Funds underperforming the market during rising markets, and outperforming the market during declining markets. The Manager seeks to maintain an annualized volatility level for each Fund at or below 10% (Balanced) or 12% (Moderate) over a typical business cycle (i.e., over a period of a year or more). The actual or realized

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volatility for short-term or long-term periods of time will be dependent on the market environment and may be significantly higher in the event that the strategy is unsuccessful.

The Funds’ allocation to the MVP risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of each Fund’s derivative positions could exceed 20% of the Fund’s value. The Funds may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

COMPARISON OF INVESTMENT POLICIES

If shareholders of the Acquired Funds approve the Reorganization, they will be subject to the investment policies of the corresponding Acquiring Fund. Other than as described herein, the Manager does not believe that the differences between the investment policies result in any material difference in the way the Funds are managed.

RISK FACTORS

The principal risks of investing in the Funds are shown in the table below. A description of each principal risk follows the table. Depending upon its assessment of changing market conditions, the Manager at any time may change a Fund’s emphasis on particular investments or asset classes, which may change the risks associated with the Fund. The fact that a risk is not identified as a principal risk for a particular Fund does not mean that the Fund may not be subject to that risk. The Statement of Additional Information for the Acquiring Funds, which is incorporated by reference in this proxy statement/prospectus, contains additional information on the Acquiring Funds’ permitted investments and investment restrictions.

Risk	MVP Balanced Fund and MVP Moderate Fund (Acquired Funds)	Fusion Balanced Fund and Fusion Moderate Fund (Acquiring Funds)
Market Risk	X	X
Issuer Risk	X	X
Allocation Risk	X	X
Interest Rate Risk	X	X
Credit Risk	X	X
Income Risk	X	X
Call or Prepayment Risk	X	X
Extension Risk	X	X
Derivatives Risk	X	X (1)
(1)Beginning on or about April 29, 2013, upon implementation of the MVP risk management process.

Market Risk: The market price of securities owned by underlying funds may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The value of the underlying fund’s portfolio may fluctuate to a greater or lesser degree than fluctuations of the general stock market. For those underlying funds that invest in stocks of foreign companies, the value of the underlying fund’s portfolio will be affected by changes in foreign stock markets and the special economic and other factors that might primarily affect stock markets in particular foreign countries and regions. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s products or services.

Allocation Risk: The risk that the Manager allocates assets in a manner which results in the Fund underperforming other funds with similar investment objectives. For those Funds where the Manager has limited discretion to allocate Fund assets among various underlying investments, the Fund’s allocation structure may cause the Fund to underperform other funds of funds with similar investment objectives. For those Funds where the Manager has discretion to allocate Fund assets among various underlying investments which represent different asset classes, each underlying investment is subject to different levels and combinations of risk, depending on the Fund’s exact asset allocation.

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Interest Rate Risk: Interest rate risk is the chance that the value of the bonds the fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Credit Risk: Credit risk is the chance that the issuer of a debt security will fail to repay interest and principal in a timely manner, reducing the fund’s return. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality and liquidity of a security, leading to greater volatility in the price of the security and of the fund’s shares.

Income Risk: Income risk is the chance that falling interest rates will cause the underlying fund’s income to decline. Income risk is generally higher for short-term bonds.

Call or Prepayment Risk: If interest rates fall, it is possible that issuers of callable securities held by the underlying fund will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the underlying fund in securities bearing the new, lower interest rates, resulting in a possible decline in the underlying fund’s income and distributions to shareholders and termination of any conversion option on convertible securities.

Extension Risk: When interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated, causing the value of the securities to fall.

Derivatives Risk: The Fund is subject to derivatives risk, including risks related to futures and options. Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. The value of options and futures contracts depend primarily upon the price of the securities, indexes, commodities, currencies or other instruments underlying them. Price movements are also influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary, and exchange control programs and policies of governments, and national and international political and economic events and policies. The cost of options is related, in part, to the degree of volatility of the underlying indices, securities, currencies, or other assets. Accordingly, options on highly volatile indices, securities, currency, or other assets may be more expensive than options on other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

FEES & EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. The table also shows estimated pro forma expenses of each Acquiring Fund assuming the proposed Reorganization had been effective during the most recent fiscal year. The Funds are offered only as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. Please refer to your Contract prospectus for a description of those fees and expenses. The fees and expenses below exclude the costs of the Reorganization. See “Reasons for the Proposed Reorganization and Board Deliberations” for additional information concerning the allocation of the costs of the Reorganization.

TABLE A-2

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

The following tables are based on fund assets as of December 31, 2012.

	MVP Balanced Fund (Acquired Fund)	Fusion Balanced Fund (Acquiring Fund)	Fusion Balanced Fund – Pro Forma with Acquired Fund
Management Fee	0.20%	0.20%	0.20%
Other Expenses	0.07%	0.03%	0.03%
Acquired Fund Fees and Expenses	0.89%	0.83%	0.83%
Total Annual Fund Operating Expenses	1.16%	1.06%	1.06%

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	MVP Moderate Fund (Acquired Fund)	Fusion Moderate Fund (Acquiring Fund)	Fusion Moderate Fund – Pro Forma with Acquired Fund
Management Fee	0.20%	0.20%	0.20%
Other Expenses	0.04%	0.03%	0.03%
Acquired Fund Fees and Expenses	0.96%	0.90%	0.90%
Total Annual Fund Operating Expenses	1.20%	1.13%	1.13%

Example: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. For each Fund, the example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. This example also shows pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been in effect for the periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
MVP Balanced Fund (Acquired Fund)	$118	$368	$638	$1,409
Fusion Balanced Fund (Acquiring Fund)	$108	$337	$585	$1,294
Fusion Balanced Fund – Pro Forma with Acquired Fund	$108	$337	$585	$1,294

Fund	1 year	3 years	5 years	10 years
MVP Moderate Fund (Acquired Fund)	$122	$381	$660	$1,455
Fusion Moderate Fund (Acquiring Fund)	$115	$359	$622	$1,375
Fusion Moderate Fund – Pro Forma with Acquired Fund	$115	$359	$622	$1,375

Portfolio Turnover

A Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended December 31, 2012, each Fund’s portfolio turnover rate, as a percentage of the average value of its portfolio, was as follows:

Fund	Portfolio Turnover Rate
MVP Balanced Fund	36%*
MVP Moderate Fund	28%*
Fusion Balanced Fund	32%
Fusion Moderate Fund	23%
*Portfolio turnover rate is calculated for the period from January 10, 2012 (commencement of operations) to December 31, 2012.

PERFORMANCE

MVP Balanced Fund (Acquired Fund)

Performance information is not presented because the Fund has not had a full calendar year of operations.

Fusion Balanced Fund (Acquiring Fund)

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and since its inception compare with those of a broad measure of market performance, the S&P 500® Index. The Fund’s performance also is compared to the Barclays Capital U.S. Aggregate Bond Index, which shows how the Fund’s performance compares with the returns of a broad index of investment-grade fixed-rate debt issues, and to a Balanced Composite Index, which shows how the Fund’s performance compares with a composite index composed of the S&P 500® Index (50%) and the Barclays Capital U.S. Aggregate Bond Index (50%) in proportions similar to the equity to fixed income allocation of the Fund.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your Contract. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

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Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q2, 2009)	12.93%
Lowest (Q4, 2008)	-14.80%
Average Annual Total Returns

	One Year Ended December 31, 2012	Five Years Ended December 31, 2012	Since Inception (4/29/2005)
AZL FusionSM Balanced Fund	11.39%	2.42%	4.66%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	4.96%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	4.22%	5.95%	5.55%
Balanced Composite Index (reflects no deduction for fees, expenses, or taxes)	10.20%	4.47%	5.73%

MVP Moderate Fund (Acquired Fund)

Performance information is not presented because the Fund has not had a full calendar year of operations.

Fusion Moderate Fund (Acquiring Fund)

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and since its inception compare with those of a broad measure of market performance, the S&P 500® Index. The Fund’s performance also is compared to the Barclays Capital U.S. Aggregate Bond Index, which shows how the Fund’s performance compares with the returns of a broad index of investment-grade fixed-rate debt issues, and to a Moderate Composite Index, which shows how the Fund’s performance compares with a composite index composed of the S&P 500® Index (65%) and the Barclays Capital U.S. Aggregate Bond Index (35%) in proportions similar to the equity to fixed income allocation of the Fund.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your Contract. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

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Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q2, 2009)	14.82%
Lowest (Q4, 2008)	-18.42%
Average Annual Total Returns

	One Year Ended December 31, 2012	Five Years Ended December 31, 2012	Since Inception (4/29/2005)
AZL FusionSM Moderate Fund	12.53%	1.24%	4.17%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	4.96%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	4.22%	5.95%	5.55%
Moderate Composite Index (reflects no deduction for fees, expenses, or taxes)	11.96%	3.77%	5.60%

TABLE A-1

Average Annual Total Returns as of December 31, 2012
Fund (Inception Date)	Last 1 year	Last 2 years	Last 3 years	Since Inception
MVP Balanced Fund (1/10/2012)	--	--	--	10.44%
Fusion Balanced Fund (4/29/2005)	11.39%	5.07%	7.03%	4.66%
MVP Moderate Fund (1/10/2012)	--	--	--	11.25%
Fusion Moderate Fund (4/29/2005)	12.53%	4.56%	6.90%	4.17%

TAX CONSEQUENCES

With respect to each Reorganization, provided that the Contracts qualify to be treated as annuity contracts under Section 72 of the Code, the Reorganization will not be a taxable event for federal income tax purposes for Contract Owners who have a portion of their variable annuity contract allocated to the Funds, regardless of the tax status of the Reorganization, and any dividend declared in connection with the Reorganization will not be taxable to Contract Owners. Contract Owners should consult the prospectus or other information provided by the insurance company regarding their Contracts as to the specific consequences to them of a Reorganization, including the applicability and effect of any possible state, local, non-U.S. and other tax consequences of the Reorganization.

As a condition to the closing of each Reorganization, the Funds will receive an opinion from Ropes & Gray LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by the Acquired Funds or their shareholders (i.e., the separate accounts of Allianz Life and Allianz Life of NY) as a result of the Reorganization.

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For more information about the federal income tax consequences of the Reorganization, see the section entitled “Tax Status of the Reorganization.”

THE REORGANIZATION

TERMS OF THE REORGANIZATION

The Board has approved the Plan, a copy of which is attached as Exhibit A. The Plan provides for each Reorganization on the following terms:

The Reorganization is scheduled to occur on the first day that the New York Stock Exchange is open for business following shareholder approval and receipt of any necessary regulatory approvals, but may occur on any later date agreed to by the Funds.

Each Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund and, in exchange, the Acquiring Fund will assume the Acquired Fund’s liabilities.

Each Acquiring Fund will issue shares to the corresponding Acquired Fund in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities assumed by the Acquiring Fund in the transaction. These shares will immediately be distributed by the Acquired Fund to its shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. As a result, shareholders (the separate accounts) of the Acquired Fund will become shareholders of the Acquiring Fund. Contract values that were allocated to subaccounts invested in the Acquired Fund will be allocated to subaccounts investing in the Acquiring Fund.

Neither the Acquired Funds nor any Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Fund will pay any sales charge in connection with the Reorganization.

The net asset value of the Acquired Funds and the Acquiring Funds will be computed as of 3:00 p.m. Central time, on the closing date.

After the Reorganization, the Acquired Funds will be terminated.

CONDITIONS TO CLOSING THE REORGANIZATION

The completion of the Reorganization is subject to certain conditions described in the Plan, including:

Each Acquired Fund will have declared and paid a dividend that will distribute all of the Fund’s taxable income, if any, to the shareholders (the separate accounts) of the Fund for the taxable years ending at or prior to the closing.

The Funds will have received any approvals, consents, or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.

An effective registration statement on Form N-14 will be on file with the SEC.

The Contract Owners of the Acquired Funds who are eligible to provide voting instructions for the meeting will have approved the Plan.

The Acquired Funds each will receive an opinion of tax counsel that the proposed Reorganization will be tax-free for federal income tax purposes for the Acquired Funds and the corresponding Acquiring Funds and for the separate accounts that are the shareholders of the Acquired Fund.

TERMINATION OF THE PLAN

The Plan and the transaction contemplated by it may be terminated and abandoned by resolutions of the Board of Trustees of the Acquired Funds or the Acquiring Funds at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Acquired Funds or the Acquiring Funds, or the trustees, officers, or shareholders of the Acquired Funds or the Acquiring Funds.

TAX STATUS OF EACH REORGANIZATION

With respect to each Reorganization, the exchange of the Acquired Fund’s assets for shares of the corresponding Acquiring Fund, and the subsequent distribution of those shares to shareholders of the Acquired Fund and the liquidation of the Acquired Fund, are intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of each Reorganization, the Acquired Fund and the corresponding Acquiring Fund will receive an opinion of Ropes & Gray LLP

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substantially to the effect that on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

a)
The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code;

b)
Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund;

c)
Under Section 362(b) of the Code, the Acquiring Fund's tax basis in the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the Acquired Fund's tax basis immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (e) below;

d)
Under Section 1223(2) of the Code, the Acquiring Fund's holding periods for the assets it receives from the Acquired Fund in the Reorganization, other than any asset with respect to which gain or loss is required to be recognized as described in (e) below, will include the periods during which such assets were held or treated for federal income tax purposes as being held by the Acquired Fund;

e)
Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the reorganization (1) as a result of the closing of the tax year of the Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

f)	Under Section 354 of the Code, no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund shares;

g)
Under Section 358 of the Code, the aggregate tax basis of Acquiring Fund shares an Acquired Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

h)
Under Section 1223(1) of the Code, an Acquired Fund shareholder's holding period for Acquiring Fund shares received in the Reorganization will be determined by including the shareholder's holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held those Acquired Fund shares as capital assets; and

i)
The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Each opinion will be based on certain factual certifications made by officers of the Acquired Funds and of the Acquiring Funds and will also be based on customary assumptions. It is possible that the Internal Revenue Service (the “IRS”) could disagree with Ropes & Gray LLP’s opinion. Opinions of counsel are not binding upon the IRS or the courts.

Although it is not expected to affect Contract Owners, each Fund participating in a Reorganization may, as a result of the Reorganization, lose the benefit of certain tax losses that could have been used to offset or defer future gains of the combined Fund, and the combined Fund will have tax attributes that reflect a blending of the tax attributes of each Fund at the time of the Reorganization.

CERTAIN TAX CONSEQUENCES

With respect to each Reorganization, provided that the Contracts qualify to be treated as annuity contracts under Section 72 of the Code, the Reorganization will not be a taxable event for U.S. federal income tax purposes for Contract Owners who have a portion of their variable annuity contract allocated to the Funds, regardless of the tax status of the Reorganization and any dividend declared in connection with the Reorganization will not be taxable to Contract Owners. Contract Owners who choose to redeem or exchange their investments by surrendering their contracts or initiating a partial withdrawal, however, may be subject to taxes and a 10% tax penalty. Contract Owners should consult the prospectus or other information provided by the insurance company regarding their Contracts as to the specific

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consequences to them of a Reorganization, including the applicability and effect of any possible state, local, non-U.S. and other tax consequences of the Reorganization.

Prior to the closing of each Reorganization, the Acquired Funds will, and the Acquiring Funds may, declare a dividend to their respective separate accounts as shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of such Fund’s the investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing of the Reorganization.

A portion of the securities held by each Acquired Fund may be disposed of in connection with its Reorganization. This could result in additional portfolio transaction costs to the Acquired Fund and increased distributions to the shareholders (the separate accounts) of such Acquired Fund or its corresponding Acquiring Fund.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder or of any Contract Owner. Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization in light of their individual circumstances, and as to the applicability and effect of state, local, non-U.S. and other tax laws.

REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS

The Board of Trustees believes that the proposed Reorganization will be advantageous to shareholders of each Acquired Fund based on its consideration of the following matters:

Terms and Conditions of the Reorganization. The Board considered the terms and conditions of the Reorganization as described in the previous paragraphs.

Tax Consequences. The Board considered the tax consequences of the Reorganization for Contract Owners and for the Funds, as set forth in the section “Tax Status of the Reorganization,” above.

Continuity of Investment. The Board considered the compatibility of the Funds and the degree of similarity between the investment objectives and the principal investment strategies for each Acquired Fund and the corresponding Acquiring Fund. The Board considered the fact that each Acquired Fund and the corresponding Acquiring Fund have the same investment objective and, except as described in this proxy statement, investment strategies and policies that are similar. The Board also took note of the fact that following the Reorganization, shareholders of each Acquired Fund will be invested in a Fund holding a portfolio whose characteristics are similar to those of the portfolio currently held by the Acquired Fund, except as described in this proxy statement.

Expense Ratios. The Board considered the relative expenses of the Funds. The total operating expense ratio for each Acquiring Fund is lower than the total operating expense ratio for the corresponding Acquired Fund as of the end of the most recent fiscal year. The contractual management fee for the Funds is the same (0.20%) and includes no breakpoints. The Funds do not have Distribution (12b-1) Fees. Other Expenses and Acquired Fund Fees and Expenses for each Acquiring Fund are lower than for the corresponding Acquired Fund. The Board considered that, in sum, shareholders of each Acquired Fund may expect to incur expenses which are lower following the Reorganization. The Board also considered the possibility that both higher aggregate net assets resulting from the Reorganization and the opportunity for net cash inflows, or reduced outflows, may reduce the risk that, if net assets of the Acquired Fund fail to grow, or even diminish, the Acquired Fund’s total expense ratios could rise from current levels as fixed expenses become a larger percentage of net assets. The Board also noted that both Funds are subject to expense limitation agreements, which will remain in place through at least April 30, 2014, and limit operating expenses (excluding certain Fund expenses such as Acquired Fund Fees and Expenses) to 0.30% for all of the Funds. The Board also considered the fact that the Funds will be responsible to pay for the expenses associated with Reorganization.

Economies of Scale. The Board considered the advantage of combining Funds with comparable investment objectives. The Board believes that the combined Fund should have a better opportunity to take advantage of economies of scale and better prospects for growth than either Fund standing alone. For example, a larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. Furthermore, as indicated above, fixed expenses, such as audit expenses and accounting expenses that are charged on a per fund basis may be reduced.

Costs. The Board noted that the Funds will bear the costs associated with Reorganization, including expenses associated with printing and mailing communications to Contract Owners and other expenses of the Reorganization, including accounting, legal, and custodial expenses, and any transaction costs related to repositioning of the Acquiring Fund’s portfolios after the Reorganization. The transaction costs related to repositioning of the acquiring Fund’s portfolios after

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the Reorganization are not expected to be significant. Costs related to this proxy solicitation will be paid proportionately by the Acquired Funds. All other costs related to each shareholder meeting and merger will be borne evenly between the corresponding Acquiring Fund and Acquired Fund.

Dilution. The Board considered the fact that the Reorganization will not dilute the interests of the current Contract Owners with contract values allocated to subaccounts investing in the Acquired Funds because it would be effected on the basis of the relative net asset value per share of the Acquired Fund and the corresponding Acquiring Fund, respectively. Thus, subaccounts holding shares of the Acquired Funds will receive shares of the Acquiring Funds equal in value to their shares in the Acquired Funds.

Performance and Other Factors. The Board considered the relative performance records of the Funds. The Board noted that the Acquired Funds launched in January, 2012, and have little performance history. The Board also noted that the performance history of each Acquiring Fund does not reflect the MVP risk management process, which will be implemented in the Acquiring Funds on or about April 29, 2013. The Board also was cognizant of the fact that an Acquiring Fund’s past performance is no guarantee of its future results; however, the Board recognized that the overall track record of the Acquiring Fund was satisfactory. The Board also considered the fact that each Acquired Fund and its corresponding Acquiring Fund have the same investment objective and substantially similar principal investment strategies. The Reorganization should allow for a concentrated selling effort, thereby potentially benefiting shareholders of the combined Funds.

Potential Effects on the Manager. The Board considered the potential benefits from the Reorganization that could be realized by the Manager. The Board recognized that the potential benefits to the Manager consist principally of economies of scale and the elimination of expenses incurred in duplicative efforts to administer separate funds. The Board noted, however, that shareholders of each Acquired Fund will benefit over time from any long-term decrease in overall operating expense ratios resulting from the proposed Reorganization.

Each Trustee carefully considered the factors described above and evaluated the merits of the Reorganization in accordance with his or her own experience and business judgment. Although each Trustee independently formed his or her own judgment on the proposed Reorganization, the Board accepted the Manager’s analysis that the investment strategies of each Acquired Fund are substantially the same as the investment strategies of the corresponding Acquiring Fund, following changes approved by the Board of Trustees to be effective on or about the effective date of the Reorganization; therefore, the Reorganization is expected to reduce duplication and improve economies of scale for the Funds. In addition, the Board agreed with the Manager that the shareholders of the Acquired Fund would benefit from the Reorganization due to lower overall fund expenses of the Acquiring Fund following the Reorganization. The Board also accepted the Manager’s analysis that the shareholders of the Acquiring Fund would not be harmed by the Reorganization.

BOARD’S DETERMINATIONS

After considering the factors described above and other relevant information at an in-person meeting held on December 5, 2012, the Board of Trustees of each Acquired Fund, including a majority of the independent Board members, found that participation in the Reorganization is in the best interests of the Acquired Funds and that the interests of shareholders in the Acquired Funds and existing Contract Owners with contract values allocated to subaccounts investing in the Acquired Funds would not be diluted as a result of the Reorganization.

The Board of Trustees of each Acquiring Fund approved the Plan at the meeting held on December 5, 2012. Among other factors, the Board members considered the terms of the Plan, the provisions intended to avoid the dilution of Contract Owners’ interests, and the anticipated tax consequences of the Reorganization. The Board found that participation in the Reorganization is in the best interests of the Acquiring Funds and that the interests of shareholders in the Acquiring Funds and existing Contract Owners with contract values allocated to subaccounts investing in the Acquiring Funds will not be diluted as a result of the Reorganization.

RECOMMENDATION AND VOTE REQUIRED

The Board recommends that Contract Owners who are entitled to vote at the meeting approve the proposed Plan. Approval of the Plan requires the affirmative vote, in person or by proxy, of a majority of the voting power of the outstanding shares of each Acquired Fund, voting separately, as the record date, January 31, 2013. Each share is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share held by a shareholder on the record date. The shareholders of each Acquired Fund vote separately; approval of the Plan by one Acquired Fund is not contingent upon approval by both Acquired Funds. If the Plan is not approved by the shareholders of an Acquired Fund, the Board will consider what further action should be taken.

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If shareholder approval is obtained, the Reorganization is scheduled to be effective on or about April 26, 2013.

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SECTION B — PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

A special meeting of shareholders of the Acquired Funds will be held as specified in the Notice of Special Meeting that accompanies this proxy statement/prospectus. At the meeting, shareholders (the separate accounts) will vote their shares of each Acquired Fund. You have the right to instruct Allianz Life and Allianz Life of NY (together, “Allianz”) on how to vote the shares of the Acquired Fund(s) held under your Contract. Unless you plan to attend the Meeting and vote in person, your voting instructions must be received (by mail, phone or Internet) no later than 4:00 p.m. Central time on the day prior to the Meeting.

The number of Fund shares for which you may provide instructions will be based on the dollar amount of Fund shares that fund your Contract through the subaccount accumulation units and/or annuity units in your Contract on the record date. Each accumulation unit or annuity unit represents a specified dollar value and a specified number of Fund shares. For each dollar of value allocated to the Acquired Fund, the Contract Owner is permitted to provide voting instructions with respect to one Fund share. If you execute and return your voting instruction form, but do not provide voting instructions, Allianz will vote the shares underlying your Contract in favor of the proposal described above. Allianz will vote any shares for which it does not receive a voting instruction form, and any shares which it or its affiliates hold for their own account, in proportionately the same manner as shares for which it has received voting instructions. Allianz will not require voting instructions for a minimum number of shares, and therefore a small number of Contract Owners could determine the outcome of any proposal.

For the Meeting to proceed, there must be a quorum. This means that at least 25% of a Fund’s shares must be represented at the Meeting either in person or by proxy. Because Allianz is the only shareholder of the Funds, its presence at the Meeting in person or by proxy will meet the quorum requirement.

You may revoke your voting instructions up until 4:00 p.m. Central time on the day prior to the Meeting by giving written notice to Allianz prior to that time by mail to Allianz Variable Insurance Products Fund of Funds Trust, c/o Advisory Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416-1297, or by executing and returning to Allianz a voting instruction form with a later date. You may also attend the Meeting and vote in person. If you need a new voting instruction form, please call the Fund at 1-800-624-0197, and a new voting instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted “FOR” the proposal.

The Funds are responsible to pay all costs of solicitation. The Acquired Funds are responsible for the proportionate cost of preparing and mailing the Notice of a Special Meeting of shareholders and this proxy statement/prospectus to Contract Owners. Representatives of the Manager also may solicit voting instructions from Contract Owners by means of mail, telephone, or personal calls; the costs of such solicitation also may be borne by the Funds.

Dissenters’ Rights of Appraisal. There are no appraisal or dissenters’ rights for shareholders of the Acquired Funds. Delaware law does not grant beneficiaries of statutory trusts who dissent from approval of the Reorganization the right to demand an appraisal for their interests and payment of their fair cash value. As a result, shareholders who object to the Reorganization do not have a right to demand a different payment for their shares of beneficial interest.

Other Matters. Management of the Funds knows of no other matters that may properly be, or that are likely to be, brought before the Meeting. However, if any other business shall properly come before the Meeting, the persons named on the voting instruction form intend to vote thereon in accordance with their best judgment.

Adjournment. In the event that voting instructions received by the time scheduled for the meeting are not sufficient to approve the Reorganization, representatives of Allianz may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of voting instructions on the proposals. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. Representatives of Allianz will vote in favor of adjournment. The Manager is responsible to pay the costs of any additional solicitation and of any adjourned meeting. A shareholder vote may be taken on one or more of the items in this proxy statement prior to adjournment if sufficient voting instructions have been received.

Householding. To reduce expenses, only one copy of the Notice of a Special Meeting of shareholders and this proxy statement/prospectus or the Trust’s annual report and semi-annual report, if available, may be mailed to households, even if more than one person in a household is a shareholder. To request additional copies of the Notice of a Special Meeting of shareholders, this proxy statement/prospectus or the annual report or semi-annual report, or if you have received multiple copies but prefer to receive only one copy per household, please call the Trust at the above telephone number. If

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Proxy Statement/Prospectus ♦ March 8, 2013

18

you do not want the mailing of these documents to be combined with those for other members of your household in the future, please contact the Trust at the above address or phone number.

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SECTION C — CAPITALIZATION, OWNERSHIP OF FUND SHARES AND OTHER FUND INFORMATION

In this section reference to the “Fund” is a reference to the Acquiring Fund and the Acquired Fund.

This section contains the following information about the Funds:

Table             Content (all information is shown for the fiscal year ended December 31, 2012, unless noted otherwise)

C-1         Actual and pro forma capitalization of the Acquired Fund and the Acquiring Fund

C-2         Actual and pro forma ownership of Fund shares

CAPITALIZATION

The following table shows the capitalization of the Funds at December 31, 2012, and on a pro forma basis, assuming the proposed Reorganization had taken place.

TABLE C-1. Actual and Pro Forma Capitalization of the Acquired Fund and the Acquiring Fund

Fund	Net Assets	Net Asset Value per Share	Shares Outstanding
MVP Balanced Fund (Acquired Fund) (1)	124,323,740	10.81	11,504,085
Fusion Balanced Fund (Acquiring Fund)	1,017,893,418	11.52	88,332,205
Adjustments (2)	(27,000)(3)		(712,094)
Fusion Balanced Fund – Pro Forma with Acquired Fund	1,142,190,158	11.52	99,124,196
(1)
The number of Fund shares for which you may provide instructions will be based on the dollar amount of Acquired Fund shares that fund your Contract through the subaccount accumulation units and/or annuity units in your Contract on the record date.

(2)	The adjustment to shares outstanding represents the impact as a result of the shares being issued by the Acquiring Fund to the Acquired Fund shareholders.

(3)	The adjustment to net assets represents the impact of the funds bearing the costs related to the Reorganization

Fund	Net Assets	Net Asset Value per Share	Shares Outstanding
MVP Moderate Fund (Acquired Fund) (1)	233,614,031	10.88	21,467,539
Fusion Moderate Fund (Acquiring Fund)	2,068,582,750	11.17	185,264,491
Adjustments (2)	(33,000)(3)		(553,123)
Fusion Moderate Fund – Pro Forma with Acquired Fund	2,302,163,781	11.17	206,178,907
(1)
The number of Fund shares for which you may provide instructions will be based on the dollar amount of Acquired Fund shares that fund your Contract through the subaccount accumulation units and/or annuity units in your Contract on the record date.

(2)	The adjustment to shares outstanding represents the impact as a result of the shares being issued by the Acquiring Fund to the Acquired Fund shareholders.

(3)	The adjustment to net assets represents the impact of the funds bearing the costs related to the Reorganization

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OWNERSHIP OF FUND SHARES

The following table provides information on shareholders who owned more than 5% of each Fund’s outstanding shares at the record date. At the record date, officers and directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

TABLE C-2. Actual and Pro Forma Ownership of Fund Shares

Fund	5% Owners	Percent of Shares Held	Percent of Shares Held Following the Reorganization
MVP Balanced (Acquired Fund)	Allianz Life Variable Account B	89.3%	N/A
	Allianz Life Variable Account C	10.7%	N/A
Fusion Balanced Fund (Acquiring Fund)	Allianz Life Variable Account B	93.7%	93.2%
	Allianz Life Variable Account C	6.3%	6.8%
MVP Moderate (Acquired Fund)	Allianz Life Variable Account B	86.8%	N/A
	Allianz Life Variable Account C	13.2%	N/A
Fusion Moderate Fund (Acquiring Fund)	Allianz Life Variable Account B	92.8%	92.1%
	Allianz Life Variable Account C	7.2%	7.9%

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Acquiring Funds for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables represent returns that you would have earned (or lost) on an investment in the indicated Fund (assuming reinvestment of all dividends and distributions). The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If insurance contract charges were included, the return would be reduced.

This information has been derived from information audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information. This should be read in conjunction with those financial statements. Copies of such Annual Report are available without charge upon written request from the Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling 1-800-624-0197.

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AZL Fusion Balanced Fund*
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$10.55	$10.92	$10.10	$8.35	$12.16
Investment Activities:
Net Investment Income/(Loss)	0.17	0.17	0.10	0.12	0.20
Net Realized and Unrealized Gains/(Losses) on Investments	1.03	(0.27)	1.00	2.09	(3.43)
Total from Investment Activities	1.20	(0.10)	1.10	2.21	(3.23)
Dividends to Shareholders From:
Net Investment Income	(0.23)	(0.27)	(0.28)	(0.18)	(0.25)
Net Realized Gains	—	—	—	(0.28)	(0.33)
Total Dividends	(0.23)	(0.27)	(0.28)	(0.46)	(0.58)
Net Asset Value, End of Period	$11.52	$10.55	$10.92	$10.10	$8.35
Total Return(a)	11.39%	(0.90)%	11.07%	26.71%	(27.44)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$1,017,893	$909,669	$818,193	$583,489	$299,155
Net Investment Income/(Loss)	1.48%	1.85%	1.75%	2.65%	2.37%
Expenses Before Reductions(b)	0.23%	0.23%	0.24%	0.25%	0.25%
Expenses Net of Reductions	0.18%	0.18%	0.19%	0.20%	0.25%
Portfolio Turnover Rate	32%	20%	34%	37%	62%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

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AZL Fusion Moderate Fund*
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$10.09	$10.58	$9.63	$7.75	$12.45
Investment Activities:
Net Investment Income/(Loss)	0.13	0.14	0.05	0.06	0.23
Net Realized and Unrealized Gains/(Losses) on Investments	1.13	(0.44)	1.07	2.20	(4.13)
Total from Investment Activities	1.26	(0.30)	1.12	2.26	(3.90)
Dividends to Shareholders From:
Net Investment Income	(0.18)	(0.19)	(0.17)	(0.17)	(0.24)
Net Realized Gains	—	—	—	(0.21)	(0.56)
Total Dividends	(0.18)	(0.19)	(0.17)	(0.38)	(0.80)
Net Asset Value, End of Period	$11.17	$10.09	$10.58	$9.63	$7.75
Total Return(a)	12.53%	(2.84)%	11.74%	29.42%	(32.76)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$2,068,583	$1,808,566	$1,545,100	$935,729	$438,317
Net Investment Income/(Loss)	1.34%	1.63%	1.47%	2.07%	1.79%
Expenses Before Reductions(b)	0.23%	0.22%	0.24%	0.25%	0.25%
Expenses Net of Reductions	0.18%	0.17%	0.19%	0.20%	0.24%
Portfolio Turnover Rate	23%	19%	32%	38%	55%

* (a)
The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

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EXHIBIT A — AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of April ___, 2013, (the “Agreement”) is by and among the Allianz Variable Insurance Products Fund of Funds Trust (the “FOF Trust” or the “Selling Trust”), a Delaware statutory trust, on behalf of its series, the AZL MVP Fusion Balanced Fund and the AZL MVP Fusion Moderate Fund (each an “Acquired Fund,” and together the “Acquired Funds”), and the same statutory trust (in this role, the “Buying Trust”) on behalf of its series, the AZL Fusion Balanced Fund and the AZL Fusion Moderate Fund (each an “Acquiring Fund,” and together the Acquiring Funds).

The following table shows the name of the Acquired Fund and the corresponding Acquiring Fund that will be parties to the reorganization. The reorganization of each Acquired Fund below into its corresponding Acquiring Fund is separate and independent of the other reorganization. The shareholders of each Acquired Fund will vote separately whether to approve the reorganization affecting their Fund, and approval and completion of the reorganization with respect to one Acquired Fund is not contingent upon the approval or completion of the reorganization with respect to the other Acquired Fund. References to the “Reorganization” in this Agreement should be read as referring to each reorganization individually.

Acquired Fund	Acquiring Fund
AZL MVP Fusion Balanced Fund	AZL Fusion Balanced Fund
AZL MVP Fusion Moderate Fund	AZL Fusion Moderate Fund

In consideration of their mutual promises, the parties agree as follows:

1.     Shareholder Approval. Each Acquired Fund will call a meeting of its shareholders separately for the purpose of approving the Agreement and the transactions it contemplates (such transactions are referred to hereinafter as the “Reorganization”). Each Acquiring Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Acquired Funds. Certain separate accounts of Allianz Life Insurance Company of North America (“Allianz Life”) and Allianz Life Insurance Company of New York (“Allianz Life of NY”) that fund variable annuity contracts (“Contracts”) are, directly or indirectly, the sole shareholders of the Acquired Funds and the Acquiring Funds.

2.     Reorganization.

a. Plan of Reorganization. The Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). At the Closing (as defined below), the Selling Trust will convey all of the assets of each Acquired Fund to the corresponding Acquiring Fund. Each Acquiring Fund will assume all liabilities of the corresponding Acquired Fund. At the Closing, the Buying Trust will deliver shares of each Acquiring Fund, including fractional shares, to the Selling Trust. The number of shares will be determined by dividing the aggregate net asset value of the shares of each Acquired Fund, computed as described in Section 3(a), by the net asset value of one share of each corresponding Acquiring Fund, computed as described in Section 3(b). The Acquired Funds will not pay a sales charge on the receipt of Acquiring Fund shares in exchange for the assets of the Acquired Funds. In addition, the separate account shareholders of the Acquired Funds will not pay a sales charge on distribution to them of shares of the Acquiring Funds.

b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the “Closing”) will occur on the first day on which the New York Stock Exchange (the “NYSE”) is open for business following approval of contract owners of each Acquired Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date of the Closing or at such other time as an authorized officer of the FOF Trust shall determine (the “Effective Time”).

3.     Valuation.

a. The aggregate net asset value of the shares of each Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the “Valuation Date”) using the valuation procedures in the Acquired Fund’s prospectus.

b. The net asset value per share of shares of each Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund’s prospectus.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Proxy Statement/Prospectus ♦ March 8, 2013

c. At the Closing, each Acquired Fund will provide the corresponding Acquiring Fund with a copy of the computation showing the valuation of the aggregate net asset value of the shares of the Acquired Fund on the Valuation Date. Each Acquiring Fund will provide the corresponding Acquired Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Acquiring Fund on the Valuation Date.

4.     Liquidation and Dissolution of the Acquired Funds.

a. As soon as practicable after the Valuation Date, the Selling Trust will liquidate the Acquired Funds and distribute shares of the Acquiring Funds to the Acquired Fund’s shareholders of record. Each Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number of full and fractional shares of each Acquiring Fund due to each shareholder. All issued and outstanding shares of the Acquired Funds will simultaneously be canceled on the books of the Selling Trust. The Acquiring Funds or their transfer agent will establish shareholder accounts in accordance with instructions from the Selling Trust.

b. Immediately after the Valuation Date, the share transfer books of the Selling Trust relating to the Acquired Funds will be closed and no further transfer of shares will be made.

c. Promptly after the distribution, the Acquiring Funds or their transfer agent will notify each shareholder of the Acquired Funds of the number of shares distributed to the shareholder and confirm the registration in the shareholder’s name.

d. As promptly as practicable after the liquidation of the Acquired Funds, and in no event later than twelve months from the date of the Closing, the Acquired Funds will be dissolved.

5.     Representations, Warranties, and Covenants of the Buying Trust. The Buying Trust represents and warrants to the Acquired Funds as follows:

a.     Organization, Existence, Registration as Investment Company. The Buying Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end, management investment company. The Acquiring Funds are series of the Buying Trust.

b.     Capitalization. The Buying Trust has authorized capital of an unlimited number of shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Funds are engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

c.     Financial Statements. The audited financial statements of the Acquiring Funds as of the end of the last fiscal year and the subsequent unaudited semi-annual financial statements, if any (the “Acquiring Fund Financial Statements”), fairly present the financial position of the Acquiring Funds, and the results of its operations and changes in its net assets for the periods shown.

d.     Shares to Be Issued upon Reorganization. The shares of beneficial interest to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid, and non-assessable.

e.     Authority Relative to the Agreement. The Buying Trust has the power to enter into and carry out the obligations described in this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Buying Trust, and no other proceedings by the Buying Trust or the Acquiring Funds are necessary under the Buying Trust’s Agreement and Declaration of Trust or By-Laws (the “Governing Documents”).

f.     No Violation. The Buying Trust is not in violation of its Governing Documents or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquiring Funds are subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquiring Funds.

g.     Liabilities. There are no liabilities of the Acquiring Funds other than: (1) liabilities disclosed in the Acquiring Fund Financial Statements; (2) liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements; or (3) liabilities previously disclosed to the Acquired Funds, none of which has been materially adverse to the business, assets, or results of operation of the Acquiring Funds.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Proxy Statement/Prospectus ♦ March 8, 2013

h.     Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquiring Funds, threatened, that would materially and adversely affect the Acquiring Funds, their financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquiring Funds know of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation, and the Acquiring Funds are not a party to or subject to the provisions of any order, decree, or judgment.

i.     Contracts. Except for contracts and agreements previously disclosed to the Selling Trust, the Acquiring Funds are not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.

j.     Taxes. Each Acquiring Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, each Acquiring Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and such returns and reports have been true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquired Funds, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, (iv) except as disclosed to the Acquired Funds, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, and (v) for all taxable years and all applicable quarters of the Acquiring Funds from the date of its inception, the assets of the Acquiring Funds have been sufficiently diversified that each segregated asset account investing all its assets in the Acquiring Funds was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder.

k.     Registration Statement. Each Acquiring Fund will file a registration statement on Form N-14 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933 (the “1933 Act”) relating to the shares of beneficial interest to be issued in the Reorganization. At the time that the Registration Statement becomes effective, at the time of the Acquired Funds’ shareholders’ meetings, and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection applies to statements in, or omissions from, the Registration Statement made in reliance on information furnished by each Acquired Fund for use in the Registration Statement.

6.     Representations, Warranties and Covenants of the Selling Trust. The Selling Trust represents and warrants to the Acquiring Funds as follows:

a.     Organization, Existence, Registration as Investment Company. The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company. The Acquired Funds are a series of the Selling Trust.

b.     Capitalization. The Selling Trust has authorized capital of an unlimited number shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquired Funds are engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

c.     Financial Statements. The audited financial statements of the Acquired Funds as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the “Acquired Fund Financial Statements”), fairly present the financial position of the Acquired Funds, and the results of their operations and changes in their net assets for the periods shown.

d.     Authority Relative to the Agreement. The Selling Trust has the power to enter into and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Trust, the shareholders meetings referred to in Section 6(k) will be called and held, and no other proceedings by the Selling Trust or the Acquired Funds are necessary under the Selling Trust’s Governing Documents.

e.     No Violation. The Selling Trust is not in violation of its Agreement and Declaration of Trust or By-Laws (the “Governing Documents”) or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquired Funds are subject. The transactions will not result in

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Proxy Statement/Prospectus ♦ March 8, 2013

any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquired Funds.

f.     Liabilities. There are no liabilities of the Acquired Funds other than: (1) liabilities disclosed in the Acquired Fund Financial Statements; (2) liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements; or (3) liabilities previously disclosed to the Acquiring Funds, none of which has been materially adverse to the business, assets, or results of operation of the Acquired Funds.

g.     Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquired Funds, threatened, that would materially and adversely affect the Acquired Funds, their financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquired Funds know of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Acquired Funds are not a party to or subject to the provisions of any order, decree, or judgment.

h.     Contracts. Except for contracts and agreements previously disclosed to the Buying Trust, the Acquired Funds are not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.

i.     Taxes. Each Acquired Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquired Funds will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and all such returns and reports are true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquiring Funds, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, (iv) except as disclosed to the Acquiring Funds, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, and (v) for all taxable years and all applicable quarters of the Acquired Funds from the date of its inception, the assets of the Acquired Funds have been sufficiently diversified that each segregated asset account investing all their assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder.

j.     Fund Securities. All securities listed in the schedules of investments of each Acquired Fund as of the Closing will be owned by the Acquired Fund free and clear of any encumbrances, except as indicated in the schedule.

k.     Shareholders’ Meetings; Registration Statement. Each Acquired Fund will call and hold a shareholders’ meeting at which its shareholders will consider and act upon the transactions contemplated by this Agreement. The Acquired Fund will cooperate with the corresponding Acquiring Fund and will furnish information relating to the Selling Trust and the Acquired Fund required in the Registration Statement. At the time that the Registration Statement becomes effective, at the time of the shareholders’ meeting, and at the Closing, the Registration Statement, as it relates to the Selling Trust or the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Trust or the Acquired Fund for use in the Registration Statement.

7.     Conditions to Obligations of the Buying Trust. The obligations of the Buying Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:

a.     Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of the Acquired Fund shares entitled to vote, with shareholders of each Acquired Fund voting separately. The separate accounts of Allianz Life and Allianz Life of NY that fund the Contracts, together with certain affiliates, are the owners of record of the Acquired Fund shares; however, the owners of the Contracts (“Contract Owners”), whose interests in the Contracts are measured by reference to the Acquired Fund shares held by the separate accounts, will have the opportunity to instruct Allianz Life and Allianz Life of NY on how to vote the shares held by the separate accounts.

b.     Representations, Warranties, and Agreements. The Selling Trust and the Acquired Funds will have complied with this Agreement, and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Trust will provide a certificate to the Acquiring Funds confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Proxy Statement/Prospectus ♦ March 8, 2013

adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquired Funds since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Trust, and delivered to the Acquiring Funds on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquired Funds will not constitute a “material adverse change” for purposes of the foregoing sentence.

c.     Regulatory Approvals.

(1) The Registration Statement referred to in Section 5(k) will be effective, and no stop orders under the 1933 Act will have been issued.

(2) All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.

d.     Opinion of Counsel. The Buying Trust will have received an opinion of counsel for the Selling Trust, dated as of the Closing, to the effect that (i) the Selling Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) each Acquired Fund is a series of the Selling Trust; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Trust and the Acquired Funds, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Trust.

e. Declaration of Dividend. Each Acquired Fund, prior to the Closing, will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund’s investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund’s deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund’s investment company taxable income as defined in Section 852 of the Code and (iii) all of the Acquired Fund’s net capital gain realized (after reduction for any capital loss carryover), in each case computed without regard to any deduction for dividends paid and in each case for the Acquired Fund’s taxable year ending on the Closing date and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8.     Conditions to Obligations of the Selling Trust. The obligations of the Selling Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:

a.     Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Acquired Fund shares entitled to vote, with shareholders of each Acquired Fund voting separately. The separate accounts of Allianz Life and Allianz Life of NY that fund the Contracts, together with certain affiliates, are the owners of record of the Acquired Fund shares; however, the owners of the Contracts (“Contract Owners”), whose interests in the Contracts are measured by reference to the Acquired Fund shares held by the separate accounts, will have the opportunity to instruct Allianz Life and Allianz Life of NY on how to vote the shares held by the separate accounts.

b.     Representations, Warranties, and Agreements. The Acquiring Funds will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Trust will provide a certificate to the Acquired Funds confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquiring Funds since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Trust, and delivered to the Acquired Funds on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquiring Funds will not constitute a “material adverse change” for purposes of the foregoing sentence.

c.     Regulatory Approvals.

(1) The Registration Statement referred to in Section 5(k) will be effective and no stop orders under the 1933 Act will have been issued.

(2) All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.

d.     Opinion of Counsel. The Selling Trust will have received the opinion of counsel for the Buying Trust, dated as of the Closing, to the effect that (i) the Buying Trust is a statutory trust duly organized and validly existing under the laws of the

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Proxy Statement/Prospectus ♦ March 8, 2013

state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) each Acquiring Fund is a series of the Buying Trust; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Trust and the Acquiring Funds, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Trust; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid, and non-assessable shares of the Acquiring Funds.

9.     Further Conditions to the Obligations of the Buying Trust and the Selling Trust. With respect to each Reorganization, as a further condition to the obligations of the FOF Trust on behalf of each Acquired Fund and Acquiring Fund hereunder, the FOF Trust, on behalf of each Acquired Fund and Acquiring Fund, shall have received the opinion of Ropes & Gray LLP addressed to the FOF Trust on behalf of each Acquired Fund and Acquiring Fund, dated as of the date of the Closing, and based in part on representations to be furnished by the FOF Trust on behalf of each Acquired Fund and Acquiring Fund, substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

a. The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.

b. Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund shares received in the Reorganization (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund;

c. Under Section 362(b) of the Code, the Acquiring Fund's tax basis in the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the Acquired Fund's tax basis immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (e) below;

d. Under Section 1223(2) of the Code, the Acquiring Fund's holding periods for the assets it receives from the Acquired Fund in the Reorganization , other than any asset with respect to which gain or loss is required to be recognized as described in (e) below, will include the periods during which such assets were held or treated for federal income tax purposes as being held by the Acquired Fund;

e.     Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the reorganization (1) as a result of the closing of the tax year of the Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

f.     Under Section 354 of the Code, no gain or loss will be recognized by Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund Shares;

g. Under Section 358 of the Code, the aggregate tax basis of Acquiring Fund Shares an Acquired Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

h. Under Section 1223(1) of the Code, an Acquired Fund shareholder's holding period for Acquiring Fund Shares received in the Reorganization will be determined by including the shareholder's holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held those Acquired Fund shares as capital assets; and

i.     The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Each opinion will be based on certain factual certifications made by officers of the Acquired Fund and the Acquiring Fund, and will also be based on customary assumptions. The opinions do not guarantee that the tax consequences of the

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Proxy Statement/Prospectus ♦ March 8, 2013

Reorganizations will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinions.

10.         Amendment; Termination; Non-Survival of Covenants, Warranties and Representations.

a.     This Agreement may be amended in writing if authorized by the Board of Trustees. The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of Sections 2 or 3.

b.     At any time prior to the Closing, any of the parties may waive in writing (i) any inaccuracies in the representations and warranties made to it and (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.

c.     The Selling Trust may terminate this Agreement at any time prior to the Closing by notice to the Buying Trust if a material condition to its performance or a material covenant of the Buying Trust on behalf of the Acquiring Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Trust on behalf of the Acquiring Fund and is not cured.

d.     The Buying Trust may terminate this Agreement at any time prior to the Closing by notice to the Selling Trust if a material condition to its performance or a material covenant of the Selling Trust on behalf of the Acquired Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Trust on behalf of the Acquired Fund and is not cured.

e.     This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of an Acquired Fund, without any liability on the part of either party or its respective trustees, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on June 15, 2013, or a later date agreed upon by the parties, if the Closing has not taken place on or prior to that date.

f.     The representations, warranties, and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

11.         Expenses. All fees paid to governmental authorities for the registration or qualification of Acquiring Fund Shares and all transfer agency costs related to the shares of Acquiring Fund Shares shall be allocated to the respective Acquiring Fund. All fees and expenses related to printing and mailing communications to shareholders and to Contract Owners whose Contracts are funded by shares of the Acquired Fund shall be allocated proportionately between the Acquired Funds. All of the other expenses of the transactions required for the Reorganization, including without limitation, accounting, legal, and custodial expenses, shall be allocated equally among the Acquired Funds and the Acquiring Funds.

12.         General.

a.     Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.

b.     Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

13.         Indemnification. Each party will indemnify and hold the other and its officers and trustees (each an “Indemnitee”) harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnitee’s position.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST, on behalf of AZL MVP Fusion Balanced Fund and AZL MVP Fusion Moderate Fund

By /s/ Brian Muench

Brian Muench

President

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Proxy Statement/Prospectus ♦ March 8, 2013

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST, on behalf of AZL Fusion Balanced Fund and AZL Fusion Moderate Fund

By /s/ Brian Muench

Brian Muench

President

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Proxy Statement/Prospectus ♦ March 8, 2013

STATEMENT OF ADDITIONAL INFORMATION

Acquisition of the Assets of

AZL MVP FusionSM Balanced Fund
AZL MVP FusionSM Moderate Fund

By and in Exchange for Shares of

AZL FusionSM Balanced Fund
AZL FusionSM Moderate Fund

EACH A “FUND” OF
ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST
(THE “TRUST)
March 8, 2013

This Statement of Additional Information relates specifically to the reorganization of the two series of the Trust identified above (each an “Acquired Fund”) into the respective series of the Trust identified above (each an “Acquiring Fund”).  Pursuant to this reorganization each Acquiring Fund would acquire all of the assets of a corresponding Acquired Fund that has substantially similar investment objectives and strategies, except as otherwise described in the Proxy Statement/Prospectus dated March 8, 2013, and Acquiring Fund shares would be distributed proportionately by each Acquired Fund to the holders of its shares in complete liquidation of the Acquired Fund.  For the name of the Acquiring Fund(s) into which your Acquired Fund(s) would be reorganized see the cover page of the Proxy Statement/Prospectus.

This Statement of Additional Information is not a prospectus.  A Proxy Statement/Prospectus dated March 8, 2013, relating to the matters referenced above may be obtained without charge by writing the Trust at 3-825, 5701 Golden Hills Drive, Minneapolis MN 55416, or by calling toll free 1-800-624-0197. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

TABLE OF CONTENTSPAGE

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE ACQUIRED FUND	2
FINANCIAL INFORMATION	2
PRO FORMA FINANCIAL STATEMENTS	3
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS	17

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Statement of Additional Information March 8, 2013

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE ACQUIRED FUND

This Statement of Additional Information is accompanied by the following document, which contains additional information about the Acquiring Fund and the Acquired Fund and which is incorporated by reference herein:

Statement of Additional Information dated April 30, 2012, of Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) in the form filed by the Trust with the Securities and Exchange Commission (the “SEC”) on April 26, 2012, pursuant to Rule 485 (Registration Nos. 333-119867 and 811-21624), EDGAR Accession Number 0001091439.

FINANCIAL INFORMATION

Historical financial information regarding the Acquiring Fund and the Acquired Fund is included in the following documents, which accompany this Statement of Additional Information and which are incorporated by reference herein.

Acquiring Fund

The AZL FusionSM Balanced Fund’s Annual Report for the fiscal year ended December 31, 2012, in the form N-CSR filed by the Trust with the SEC on March 5, 2013, EDGAR Accession Number 0001193125-13-091026.

The AZL FusionSM Moderate Fund’s Annual Report for the fiscal year ended December 31, 2012, in the form N-CSR filed by the Trust with the SEC on March 5, 2013, EDGAR Accession Number 0001193125-13-091026.

Acquired Fund

The AZL MVP FusionSM Balanced Fund’s Annual Report for the fiscal year ended December 31, 2012, in the form N-CSR filed by the Trust with the SEC on March 5, 2013, EDGAR Accession Number 0001193125-13-091026.

The AZL MVP FusionSM Moderate Fund’s Annual Report for the fiscal year ended December 31, 2012, in the form N-CSR filed by the Trust with the SEC on March 5, 2013, EDGAR Accession Number 0001193125-13-091026.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Statement of Additional Information March 8, 2013

 PRO FORMA FINANCIAL STATEMENTS

Set forth on the following pages are pro forma financial statements presented to show the effect of the proposed acquisition of the Acquired Fund by the corresponding Acquiring Fund as if such acquisition had taken place as of the close of business on December 31, 2012.

AZL Fusion Balanced Fund
Pro Forma
Statement of Assets and Liabilities
As of December 31, 2012 (Unaudited)

	AZL Fusion	AZL MVP Fusion
	Balanced	Balanced	Pro Forma		Pro Forma
	Fund	Fund	Adjustments		Combined
Assets

Investments in non-affiliates, at cost	$ -	$ 121,794			$ 121,794
Investment in affiliates, at cost	890,486,296	114,172,255			1,004,658,551
Total investment securities, at cost	$ 890,486,296	$ 114,294,049	$ -		$ 1,004,780,345
Investments in non-affiliates, at value	$ -	$ 121,794			$ 121,794
Investment in affiliates, at value	1,008,563,373	117,521,779			1,126,085,152
Total investment securities, at value	1,008,563,373	117,643,573			1,126,206,946
Segregated cash for collateral	9,870,280	6,130,374			16,000,654
Interest and dividends receivable	-	-			-
Receivable for capital shares issued	1,015	698,543			699,558
Receivable for affiliated investments sold	394,360	22,308			416,668
Receivable for variation margin on futures conracts	26,257	-			26,257
Total Assets	1,018,855,285	124,494,798	-		1,143,350,083

Liabilities

Cash overdraft	394,360	22,308			416,668
Payable for affiliated investments purchased	-	121,794			121,794
Payable for capital shares redeemed	374,615	-			374,615
Payable for variation margin on futures contracts	5,017	-			5,017
Manager fees payable	129,117	15,199			144,316
Administration fees payable	8,485	6,361			14,846
Custodian fees payable	519	767			1,286
Administrative and compliance services fees payable	5,303	530			5,833
Reorginaztion fees payable	-	-	27,000(a)	(a)	27,000
Other accrued liabilities	44,451	4,099			48,550
Total Liabilities	961,867	171,058	27,000		1,159,925

Net Assets	$ 1,017,893,418	$ 124,323,740	(27,000)		$ 1,142,190,158

Net Assets Consist of:

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Statement of Additional Information March 8, 2013

Capital	$ 914,421,041	$ 120,785,440			$ 1,035,206,481
Accumulated net investment income/(loss)	20,989,649	2,869	(27,000)		20,965,518
Accumulated net realized gains/(losses) from investment transactions	(35,742,583)	87,443			(35,655,140)
Net unrealized appreciation/(depreciation) on investments	118,225,311	3,447,988			121,673,299
Net Assets	$ 1,017,893,418	$ 124,323,740	(27,000)		$ 1,142,190,158

Shares of beneficial interest	88,332,205	11,504,085	(712,094)	*	99,124,196

Net asset value (offering and redemption price per share)	$ 11.52	$ 10.81			$ 11.52
*The acquisition was accomplished by a tax-free exchange of 11,504,085 shares of the AZL MVP Fusion Balanced valued at $124,323,740, for 10,791,991 of the AZL Fusion Balanced Fund.

(a)The funds will bear all costs related to the Reorganization.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Statement of Additional Information March 8, 2013

AZL Fusion Balanced Fund
Pro Forma
Statement of Operations
For the Year Ended December 31, 2012 (Unaudited)

	AZL Fusion	AZL MVP Fusion
	Balanced	Balanced	Pro Forma		Pro Forma
	Fund	Fund(a)(b)	Adjustments		Combined
Investment Income

Dividends from affiliates	$ 16,422,876	$ 1,098,908			17,521,784
Total Investment Income	16,422,876	1,098,908	-		17,521,784

Expenses

Manager fees	1,976,374	156,284	(28,388)	(c) (c)	2,104,270
Administration fees	64,184	53,723	(26,183)	(c) (c)	91,724
Custodian fees	2,034	4,540	(3,948)	(c) (c)	2,626
Administrative and compliance services fees	28,254	1,707			29,961
Trustee fees	62,750	3,684			66,434
Professional fees	59,221	24,147	(19,251)	(c) (c)	64,117
Shareholder reports	31,531	3,259	(3,007)	(c) (c)	31,783
Reorganization fees	-	-	27,000	(d) (d)	27,000
Other expenses	28,033	5,021	(4,173)	(c) (c)	28,881
Total expenses before reductions	2,252,381	252,365	(57,950)		2,446,796

Less expenses contractually waiver/reimbursed by the Manager		(44,496)	44,496	(c) (c)	-
Less expenses voluntarily waiver/reimbursed by the Manager	(494,084)	(31,973)			(526,057)
Net expenses	1,758,297	175,896	(13,454)		1,920,739

Net Investment Income/(Loss)	$ 14,664,579	$ 923,012	$ 13,454		$ 15,601,045

Realized/Unrealized Gains/(Losses) on Investments

Net realized gains/(losses) on securities transactions from affiliates	$ 4,326,942	$ 330,476			$ 4,657,418
Net realized gains distributions from affiliated underlying funds	11,782,597	1,230,630			13,013,227
Net realized gains/(losses) on futures contracts	(307,853)	203,875			(103,978)
Change in unrealized appreciation/depreciation on investments	75,139,963	3,447,988			78,587,951
Net Realized/Unrealized Gains/(Losses) on Investments	90,941,649	5,212,969	-		96,154,618

Change in Net Assets Resulting From Operations	$ 105,606,228	$ 6,135,981	$ 13,454		$ 111,755,663
(a) For the period January 10, 2012 (commencement of operations) to December 31, 2012.
(b) Reflects the consolidation of the AZL MVP FB Investments Trust financials.
(c) Based on contract in effect for the surviving fund.
(d) The Funds will bear all costs related to the Reorganization.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Statement of Additional Information March 8, 2013

AZL Fusion Balanced Fund

Pro Forma Notes to Combining Financial Statements
December 31, 2012 (Unaudited)

1.	DESCRIPTION OF THE FUND:

The AZL Fusion Balanced Fund, (“Fusion Balanced Fund”) a series of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as a diversified, open-end investment company established as a Delaware statutory trust.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fusion Balanced Fund without par value. Shares of Fusion Balanced Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to Fusion Balanced Fund. In addition, in the normal course of business, Fusion Balanced Fund may enter into contracts with its vendors and others that provide for general indemnifications. Fusion Balanced Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fusion Balanced Fund. However, based on experience, the Fusion Balanced Fund expects that risk of loss to be remote.

The pro forma adjustments and pro forma combined columns of the Statements of Operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the Fusion Balanced Fund and the AZL MVP Fusion Balanced Fund (“MVP Fusion Balanced Fund”) Funds were combined for the applicable periods ended December 31, 2012. Manager and administration fees in the pro forma combined column are calculated at the rates in effect for Fusion Balanced Fund based upon the combined net assets of the corresponding Fusion Balanced Fund and the MVP Fusion Balanced Fund. Certain pro forma adjustments were made to estimate the benefit of combining operations of separate funds into one survivor fund.

2.  BASIS OF COMBINATION:

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the MVP Fusion Balanced Fund a series of the Trust, by the Fusion Balanced Fund as if such acquisition had taken place as of January 10, 2012, inception date for the MVP Fusion Balanced Fund. Under the terms of the Plan of Reorganization, the combination of Fusion Balanced Fund and MVP Fusion Balanced Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of MVP Fusion Balanced Fund in exchange for shares of Fusion Balanced Fund at the December 31, 2012 net asset value.

The Statements of Assets and Liabilities and the related Statements of Operations of MVP Fusion Balanced Fund and Fusion Balanced Fund have been combined as of December 31, 2012 and for the respective periods ended December 31, 2012. Following the acquisition, the Fusion Balanced Fund will be the accounting survivor. In accordance with U.S. generally accepted accounting principles (“GAAP”), the historical cost of investment securities will be carried forward to the Fusion Balanced Fund and the results of operations for pre-combination periods of the Fusion Balanced Fund will not be restarted.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of Fusion Balanced Fund and MVP Fusion Balanced Fund included in their respective annual report dated December 31, 2012.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of MVP Fusion Balanced Fund by the Fusion Balanced Fund had taken place as of January 10, 2012.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Statement of Additional Information March 8, 2013

3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with GAAP. The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fusion Balanced Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Investments in other investment companies are valued at their published net asset value. Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold  are recorded on the basis of identified cost of security lot sold with the net sales proceeds. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. Fusion Balanced Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fusion Balanced Fund is charged directly to Fusion Balanced Fund, while expenses attributable to more than one Fund of the Trust are allocated among the respective Funds of the Trust based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Trust and the Allianz Variable Insurance Products Trust (“VIP Trust) based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the VIP Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Portfolio of Investments. The following is a description of the derivative instruments utilized by the Fusion Balanced Fund, including the primary underlying risk exposures related to each instrument type. The Fusion Balanced Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fusion Balanced Fund’s derivative positions could

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Statement of Additional Information March 8, 2013

exceed 20% of the Fusion Balanced Fund’s value. The Fusion Balanced Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the period ended December 31, 2012, the Fusion Balanced Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds.  Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $41.7 million as of December 31, 2012. The monthly average notional amount for these contracts was $7.3 million for the period ended December 31, 2012. Realized gains and losses are reported as “Net realized gains/(losses) from futures transactions” on the Statement of Operations.

4.  MANAGER FEES:

The Manager provides investment advisory and management services for the MVP Fusion Balanced Fund. The Manager has contractually agreed to waive fees and reimburse the MVP Fusion Balanced Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the MVP Fusion Balanced Fund, through April 30, 2014. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the period ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

Annual Rate Expense Limit

AZL MVP Fusion Balanced Fund                                                                            . . . . . . . . .  .  0.20%                                           0.30%

The Manager provides investment advisory and management services for the Fusion Balanced Fund. The Manager has contractually agreed to waive fees and reimburse the Fusion Balanced Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fusion Balanced Fund’s business and expenses paid indirectly, based on the daily net assets of the Fusion Balanced Fund, through April 30, 2014. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the period ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

Annual Rate   Expense Limit

AZL Fusion Balanced Fund                                                       . .. . . . . . . . . . . . . . . 0.20%                                                      0.30%

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fusion Balanced Fund invests. At December 31, 2012 these underlying funds will be noted as Affiliated Investment Companies in the Fusion Balanced Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services.

5.  CAPITAL SHARES:

The pro forma net asset value per share assumes the issuance of shares of Fusion Balanced Fund that would have been issued at December 31, 2012, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of MVP Fusion Balanced Fund, as of December 31, 2012, divided by the net asset value per share of the shares of Fusion Balanced Fund as of December 31, 2012. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at December 31, 2012:

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Statement of Additional Information March 8, 2013

	AZL Fusion Balanced Fund	AZL MVP Fusion Balanced Fund	Adjustment	Pro Forma Combined

Net Assets	$1,017,893,418	$124,323,740	$(27,000)(1)	$1,142,190,158
Total	$1,017,893,418	$124,323,740	$(27,000)(1)	$1,142,190,158

Net Asset Value Per Share	$11.52	$10.81		$11.52

Shares Outstanding	88,332,205	11,504,085	-712,094(2)	99,124,196
(1)	The adjustment of net assets represents the impact of the funds bearing the costs related to the Reorganization.

(2)	The adjustment to shares outstanding represents the impact as a result of the shares being issued by the Acquiring Fund to the Acquired Fund shareholders.

6. INVESTMENT VALUATION SUMMARY:

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as
Level 1 in the fair value hierarchy.

For the period ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Affiliated Investment Companies	$1,126,085,152	$-	$1,126,331,851
Unaffiliated Investment Company	121,794	-	121,794
Total Investment Securities Other Financial Instruments*	$1,126,206,946	$-	$1,126,206,946
Futures Contracts	124,905	-	124,905
Total Investments	$1,126,331,851	$ -	$1,126,331,851

*Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

7. FEDERAL INCOME TAX INFORMATION:

It is Fusion Balanced Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable).

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Statement of Additional Information March 8, 2013

Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

AZL Fusion Moderate Fund (Pro Forma)
Statement of Assets and Liabilities
As of December 31, 2012 (Unaudited)

	AZL Fusion	AZL MVP Fusion
	Moderate	Moderate	Pro Forma		Pro Forma
	Fund	Fund	Adjustments		Combined
Assets

Investments in non-affiliates, at cost	$ -	$ 402,082			$ 402,082
Investments in affiliates, at cost	1,808,283,220	213,803,858			2,022,087,078
Total investment securities, at cost	1,808,283,220	214,205,940	-		2,022,489,160
Investments in non-affiliates, at value	$ -	$ 402,082			$ 402,082
Investments in affiliates, at value	2,046,658,251	221,243,206			2,267,901,457
Total investment securities, at value	2,046,658,251	221,645,288			2,268,303,539
Segregated cash for collateral	25,362,814	11,420,718			36,783,532
Receivable for capital shares issued	31	993,361			993,392
Receivable for affiliated investments sold	314,639	-			314,639
Receivable for variation margin on futures contracts	61,605	-			61,605
Total Assets	2,072,397,340	234,059,367	-		2,306,456,707

Liabilities

Cash overdraft	314,639	-			314,639
Payable for affiliated investments purchased	-	402,082			402,082
Payable for capital shares redeemed	3,116,758	-			3,116,758
Payable for variation margin on futures contracts	10,382	-			10,382
Manager fees payable	261,753	28,536			290,289
Administration fees payable	9,301	6,181			15,482
Custodian fees payable	570	737			1,307
Administrative and compliance services fees payable	10,996	960			11,956
Reorganization fees	-	-	33,000	(a) (a)	33,000
Other accrued liabilities	90,191	6,840			97,031
Total Liabilities	3,814,590	445,336	33,000		4,292,926

Net Assets	$ 2,068,582,750	$ 233,614,031	(33,000)		$ 2,302,163,781

Net Assets Consist of:

Capital	$ 1,887,461,693	$ 226,051,950			$ 2,113,513,643
Accumulated net investment income/(loss)	36,803,621	3,447	(33,000)		36,774,068
Accumulated net realized gains/(losses) from investment transactions	(94,440,108)	165,743			(94,274,365)
Net unrealized appreciation/(depreciation) on investments	238,757,544	7,392,891			246,150,435
Net Assets	$ 2,068,582,750	$ 233,614,031	(33,000)		$ 2,302,163,781

Shares of beneficial interest	185,264,491	21,467,539	(553,123)	*	206,178,907

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Statement of Additional Information March 8, 2013

Net asset value (offering and redemption price per share)	$ 11.17	$ 10.88	$ 11.17
*The acquisition was accomplished by a tax-free exchange of 21,467,539 shares of the AZL MVP Fusion Moderate Fund valued at $233,614,031, for 20,914,416 shares of the AZL Fusion Moderate Fund.

(a)The funds will bear all costs related to the Reorganization.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Statement of Additional Information March 8, 2013

AZL Fusion Moderate Fund
Pro Forma
Statement of Operations
For the Year Ended December 31, 2012 (Unaudited)

	AZL Fusion	AZL MVP Fusion
	Moderate	Moderate	Pro Forma		Pro Forma
	Fund	Fund(a)(b)	Adjustments		Combined
Investment Income

Dividends from affiliates	$ 30,051,924	$ 2,066,007			$ 32,117,931
Total Investment Income	30,051,924	2,066,007	-		32,117,931

Expenses

Manager fees	3,977,261	299,584	(54,518)	(c) (c)	4,222,327
Administration fees	75,378	53,488	(26,183)	(c) (c)	102,683
Custodian fees	2,153	4,486	(3,882)	(c) (c)	2,757
Administrative and compliance services fees	56,974	3,117			60,091
Trustee fees	126,790	6,929			133,719
Professional fees	119,551	28,297	(19,251)	(c) (c)	128,597
Shareholder reports	60,606	5,126	(3,838)	(c) (c)	61,894
Reorganization fees	-	-	33,000	(d) (d)	33,000
Other expenses	55,865	5,586	(4,173)	(c) (c)	57,278
Total expenses before reductions	4,474,578	406,613	(78,845)		4,802,346

Less expenses contractually waived/reimbursed by the Manager	-	(37,980)	37,980	(c) (c)	-
Less expenses voluntarily waived/reimbursed by the Manager	(994,297)	(61,265)			(1,055,562)
Net expenses	3,480,281	307,368	(40,865)		3,746,784

Net Investment Income/(Loss)	$ 26,571,643	$ 1,758,639	$ 40,865		$ 28,371,147

Realized/Unrealized Gains/(Losses) on Investments

Net realized gains/(losses) on securities transactions	$ (20,497,463)	$ 539,080			$ (19,958,383)
Net realized gains distributions from affiliated underlying funds	$ 25,254,911	$ 2,461,547			27,716,458
Net realized gains/(losses) on futures contracts	(792,912)	473,285			(319,627)
Change in unrealized appreciation/depreciation on investments	199,401,971	7,392,891			206,794,862
Net Realized/Unrealized Gains/(Losses) on Investments	203,366,507	10,866,803	-		214,233,310

Change in Net Assets Resulting From Operations	$ 229,938,150	$ 12,625,442	$ 40,865		$ 214,887,999
(a) For the period January 10, 2012 (commencement of operations) to December 31, 2012
(b) Reflects the consolidation of the AZL MVP FM Investments Trust financials.
(c) Based on contract in effect for the surviving fund.
(d) The funds will bear all costs related to the Reorganization.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Statement of Additional Information March 8, 2013

AZL Fusion Moderate Fund

Pro Forma Notes to Combining Financial Statements
December 31, 2012 (Unaudited)

1.  DESCRIPTION OF THE FUND:

The AZL Fusion Moderate Fund, (“Fusion Moderate”) a series of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as a diversified, open-end investment company established as a Delaware statutory trust.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fusion Moderate without par value. Shares of Fusion Moderate are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to Fusion Moderate. In addition, in the normal course of business, Fusion Moderate may enter into contracts with its vendors and others that provide for general indemnifications. Fusion Moderate’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fusion Moderate. However, based on experience, the Fusion Moderate expects that risk of loss to be remote.

The pro forma adjustments and pro forma combined columns of the Statements of Operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the Fusion Moderate and the AZL MVP Fusion Moderate (“MVP Fusion Moderate Fund”) Funds were combined for the applicable periods ended December 31, 2012. Manager and administration fees in the pro forma combined column are calculated at the rates in effect for Fusion Moderate Fund based upon the combined net assets of the corresponding Fusion Moderate Fund and the MVP Fusion Moderate Fund. Certain pro forma adjustments were made to estimate the benefit of combining operations of separate funds into one survivor fund.

2.  BASIS OF COMBINATION:

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the MVP Fusion Moderate Fund a series of the Trust, by the Fusion Moderate as if such acquisition had taken place as of January 10, 2012, inception date for the MVP Fusion Moderate. Under the terms of the Plan of Reorganization, the combination of Fusion Moderate and MVP Fusion Moderate Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of MVP Fusion Moderate Fund in exchange for shares of Fusion Moderate at the December 31, 2012 net asset value.

The Statements of Assets and Liabilities and the related Statements of Operations of MVP Fusion Moderate Fund and Fusion Moderate have been combined as of December 31, 2012 and for the respective periods ended December 31, 2012. Following the acquisition, the Fusion Moderate will be the accounting survivor. In accordance with U.S. generally accepted accounting principles (“GAAP”), the historical cost of investment securities will be carried forward to the Fusion Moderate Fund and the results of operations for pre-combination periods of the Fusion Moderate Fund will not be restarted.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of Fusion Moderate and MVP Fusion Moderate Fund included in their respective annual report dated December 31, 2012.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of MVP Fusion Moderate Fund by the Fusion Moderate had taken place as of January 10, 2012.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Statement of Additional Information March 8, 2013

3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with GAAP. The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fusion Moderate Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 6 below.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold  are recorded on the basis of identified cost of security lot sold with the net sales proceeds. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. Fusion Moderate distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fusion Moderate is charged directly to Fusion Moderate, while expenses attributable to more than one Fund of the Trust are allocated among the respective Funds of the Trust based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Trust and the Allianz Variable Insurance Products Trust (“VIP Trust) based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the VIP Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Portfolio of Investments. The following is a description of the derivative instruments utilized by the Fusion Moderate Fund, including the primary underlying risk exposures related to each instrument type. The Fusion Moderate Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fusion Moderate Fund’s derivative positions could exceed 20% of the Fusion Moderate Fund’s value. The Fusion Moderate Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the period ended December 31, 2012, the Fusion Moderate Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds.  Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Statement of Additional Information March 8, 2013

market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $103.2 million as of December 31, 2012. The monthly average notional amount for these contracts was $16.2 million for the period ended December 31, 2012. Realized gains and losses are reported as “Net realized gains/(losses) from futures transactions” on the Statement of Operations.

4.  MANAGER FEES:

The Manager provides investment advisory and management services for the MVP Fusion Moderate Fund. The Manager has contractually agreed to waive fees and reimburse the MVP Fusion Moderate Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the MVP Fusion Moderate Fund, through April 30, 2014. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the period ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

Annual Rate Expense Limit
AZL MVP Fusion Moderate Fund                        . . . . . . . . .  .  0.20%          0.30%

The Manager provides investment advisory and management services for the Fusion Moderate Fund. The Manager has contractually agreed to waive fees and reimburse the Fusion Moderate Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fusion Moderate Fund’s business and expenses paid indirectly, based on the daily net assets of the Fusion Moderate Fund, through April 30, 2014. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the period ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

Annual Rate   Expense Limit
AZL Fusion Moderate Fund                       . .. . . . . . . . . . . . . . . 0.20%             0.30%

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fusion Moderate Fund invests. At December 31, 2012 these underlying funds will be noted as Affiliated Investment Companies in the Fusion Moderate Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services.

5.  CAPITAL SHARES:

The pro forma net asset value per share assumes the issuance of shares of Fusion Moderate that would have been issued at December 31, 2012, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of MVP Fusion Moderate Fund, as of December 31, 2012, divided by the net asset value per share of the shares of Fusion Moderate as of December 31, 2012. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at December 31, 2012:

	AZL Fusion Moderate Fund	AZL MVP Fusion Moderate Fund	Adjustment	Pro Forma Combined

Net Assets	$2,068,582,750	$233,614,031	$(33,000)(1)	$2,302,163,781
Total	$2,068,582,750	$233,614,031	$(33,000)(1)	$2,302,163,781

Net Asset Value Per Share	$11.17	$10.88		$11.17

Shares Outstanding	185,264,491	21,467,539	-553,123 (2)	206,178,907
(1)	The adjustment of net assets represents the impact of the funds bearing the costs related to the Reorganization.

(2)	The adjustment to shares outstanding represents the impact as a result of the shares being issued by the Acquiring Fund to the Acquired Fund shareholders.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Statement of Additional Information March 8, 2013

6. INVESTMENT VALUATION SUMMARY:

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the period ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Affiliated Investment Companies	$2,267,901,457	$-	$2,267,901,457
Unaffiliated Investment Company	402,082	-	402,082
Total Investment Securities Other Fiancial Instruments:*	$2,268,303,539	$-	$2,268,303,539
Futures Contracts	336,056	-	336,056
Total Investments	$2,268,639,595	$ -	$2,268,639,595

*Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

7. FEDERAL INCOME TAX INFORMATION:

It is Fusion Moderate’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Statement of Additional Information March 8, 2013

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS

The Pro Forma Combined Schedules of Portfolio Investments on the following pages contain information about the securities holdings of the Pro Forma Combined Funds as of December 31, 2012.  These holdings have changed and will continue to change over time due to normal portfolio turnover in response to changes in market conditions.  Accordingly, it is expected that some of each Acquired Fund’s holdings may be sold subsequent to the Reorganization.  It is also expected that any holdings of the Acquired Fund that are not compatible with the corresponding Acquiring Fund’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization and that the proceeds of these sales will be held in temporary investments or reinvested in assets that are consistent with the Acquiring Fund’s investment objective and policies.  The portion of the Acquired Fund’s assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by the Acquiring Fund’s subadviser of the compatibility of those holdings with the Acquiring Fund’s portfolio composition and investment objective and policies at the time of the Reorganization.  Sales of the Acquired Fund’s investments in connection with the Reorganization may occur at times and prices that are disadvantageous and could result in realizing gains, or losses, that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred at that time.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Statement of Additional Information March 8, 2013

AZL Fusion Balanced Fund
Pro Forma
Portfolio of Investments
As of December 31, 2012
(Unaudited)		AZL Fusion		AZL MVP Fusion
		Balanced		Balanced		Pro Forma
	Pro Forma	Fund		Fund		Combined
	% of Net Assets	Shares/Par	Market Value	Shares/Par	Market Value	Shares/Par	Market Value

Affiliated Investment Companies:	98.7%
AZL Allianz AGIC Opportunity Fund		813,274	$ 10,035,797	103,746	$ 1,280,228	917,020	$ 11,316,025
AZL BlackRock Capital Appreciation Fund		1,772,122	25,323,618	215,530	3,079,929	1,987,652	28,403,547
AZL Columbia Mid Cap Value Fund		1,161,773	10,270,077	141,053	1,246,912	1,302,826	11,516,989
AZL Columbia Small Cap Value Fund		981,557	10,816,756	115,349	1,271,148	1,096,906	12,087,904
AZL Dreyfus Research Growth Fund		1,380,347	15,031,978	169,777	1,848,871	1,550,124	16,880,849
AZL Federated Clover Small Value Fund		556,242	10,090,223	70,025	1,270,260	626,267	11,360,483
AZL Gateway Fund		1,841,362	19,941,953	225,847	2,445,918	2,067,209	22,387,871
AZL International Index Fund		2,284,833	31,827,717	273,165	3,805,191	2,557,998	35,632,908
AZL Invesco Growth and Income Fund		2,157,542	25,264,815	264,792	3,100,716	2,422,334	28,365,531
AZL Invesco International Equity Fund		1,983,019	31,470,511	235,678	3,740,206	2,218,697	35,210,717
AZL JPMorgan International Opportunities Fund		2,679,147	42,464,478	321,489	5,095,599	3,000,636	47,560,077
AZL JPMorgan U.S. Equity Fund		3,786,667	40,593,075	461,884	4,951,392	4,248,551	45,544,467
AZL MFS Investors Trust Fund		1,243,674	20,259,452	152,069	2,477,200	1,395,743	22,736,652
AZL MFS Value Fund		3,426,103	30,766,409	413,091	3,709,560	3,839,194	34,475,969
AZL Mid Cap Index Fund		594,362	10,264,640	72,129	1,245,675	666,491	11,510,315
AZL Morgan Stanley Global Real Estate Fund		1,616,152	16,145,357	190,606	1,904,154	1,806,758	18,049,511
AZL Morgan Stanley Mid Cap Growth Fund		740,075	10,161,227	91,301	1,253,563	831,376	11,414,790
NFJ Dividend Value Portfolio		1,454,131	14,948,467	179,915	1,849,526	1,634,046	16,797,993
AZL NFJ International Value Fund		1,822,363	21,394,539	214,673	2,520,256	2,037,036	23,914,795
AZL Oppenheimer Discovery Fund		1,337,334	14,630,433	171,499	1,876,197	1,508,833	16,506,630
AZL Pyramis Core Bond Fund		9,950,139	100,098,403	1,063,846	10,702,290	11,013,985	110,800,693
AZL Russell 1000 Growth Index Fund		2,396,048	30,262,082	243,485	3,075,210	2,639,533	33,337,292
AZL Russell 1000 Value Index Fund		4,328,942	51,254,668	421,035	4,985,055	4,749,977	56,239,723
AZL Schroder Emerging Markets Equity Fund, Class 2		1,351,806	10,854,999	158,491	1,272,682	1,510,297	12,127,681
PIMCO PVIT Global Advantage Strategy Bond Portfolio		3,000,509	30,755,218	359,758	3,687,524	3,360,267	34,442,742
PIMCO PVIT High Yield Portfolio		3,859,766	31,109,712	458,587	3,696,212	4,318,353	34,805,924
PIMCO PVIT Low Duration Portfolio		4,694,529	50,607,026	569,062	6,134,488	5,263,591	56,741,514
PIMCO PVIT Real Return Portfolio		3,540,542	50,452,724	425,631	6,065,245	3,966,173	56,517,969

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Statement of Additional Information March 8, 2013

PIMCO PVIT Total Return Portfolio		17,391,857	200,875,943	1,992,351	23,011,651	19,384,208	223,887,594
PIMCO PVIT Unconstrained Bond Portfolio		3,880,600	40,591,076	470,260	4,918,921	4,350,860	45,509,997

Total Affiliated Investment Companies (Cost $1,004,536,757)			1,008,563,373		117,521,779		1,126,085,152

Unaffiliated Investment Company:	0.0%
Dreyfus Treasury Prime Cash Management, Institutional Shares, 0.00% (a)		-	-	121,794	121,794	121,794	121,794

Total Unaffiliated Investment Company (Cost $121,794)			-		121,794		121,794

Total Investment Securities (Cost $1,004,658,551)(b)	98.7%		1,008,563,373		117,643,573		1,126,206,946

Net other assets (liabilities)	1.4%		9,330,045		6,680,167		15,983,212

Net Assets	100.0%		$ 1,017,893,418		$ 124,323,740		$ 1,142,190,158

(a) The rate represents the effective yield at December 31, 2012

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Statement of Additional Information March 8, 2013

AZL Fusion Balanced Fund
Cash 0f $9,870,280 has been segregated to cover margin requirements for the following open contracts as of December 31, 2012:
Futures Contracts
					Unrealized
		Expiration	Number of	Notional	Appreciation/
Description	Type	Date	Contracts	Value	(Depreciation)
S&P 500 Index E-Mini March Futures	Short	3/15/2013	(587)	$ (41,679,935)	$ 148,234

Total					$ 148,234

AZL MVP Fusion Balanced Fund
Cash of $6,130,374 has been segregated to cover margin requirements for the following open contracts as of December 31, 2012:
Futures Contracts
					Unrealized
		Expiration	Number of	Notional	Appreciation/
Description	Type	Date	Contracts	Value	(Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/15/2013	43	$ 3,053,215	$ (9,354)
U.S. Treasury 10-Year Note March Futures	Long	3/20/2013	22	2,921,188	(13,976)

Total					$ (23,330)

Pro Forma Combined

Futures Contracts
					Unrealized
		Expiration	Number of	Notional	Appreciation/
Description	Type	Date	Contracts	Value	(Depreciation)
S&P 500 Index E-Mini March Futures	Short	3/15/2013	(544)	$ (38,626,720)	$ 138,880
U.S. Treasury 10-Year Note March Futures	Long	3/20/2013	22	2,921,188	(13,976)

Total					$ 124,904

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Statement of Additional Information March 8, 2013

AZL Fusion Moderate Fund
Pro Forma
Portfolio of Investments
As of December 31, 2012
(Unaudited)		AZL Fusion		AZL MVP Fusion
		Moderate		Moderate		Pro Forma
	Pro Forma	Fund		Fund		Combined
	% of Net Assets	Shares/Par	Market Value	Shares/Par	Market Value	Shares/Par	Market Value

Affiliated Investment Companies:	98.5%
AZL Allianz AGIC Opportunity Fund		1,643,399	$ 20,279,547	193,718	$ 2,390,480	1,837,117	$ 22,670,027
AZL BlackRock Capital Appreciation Fund		5,712,259	81,628,186	648,859	9,272,192	6,361,118	90,900,378
AZL Columbia Mid Cap Value Fund		3,541,395	31,305,936	397,491	3,513,823	3,938,886	34,819,759
AZL Columbia Small Cap Value Fund		2,937,625	32,372,633	323,630	3,566,403	3,261,255	35,939,036
AZL Dreyfus Research Growth Fund		3,727,635	40,593,947	426,529	4,644,904	4,154,164	45,238,851
AZL Federated Clover Small Value Fund		1,121,391	20,342,029	130,722	2,371,305	1,252,113	22,713,334
AZL Gateway Fund		4,677,949	50,662,185	531,372	5,754,756	5,209,321	56,416,941
AZL International Index Fund		7,658,999	106,689,859	850,160	11,842,724	8,509,159	118,532,583
AZL Invesco Growth and Income Fund		5,229,064	61,232,340	593,264	6,947,118	5,822,328	68,179,458
AZL Invesco International Equity Fund		6,980,750	110,784,510	775,478	12,306,835	7,756,228	123,091,345
AZL JPMorgan International Opportunities Fund		8,102,521	128,424,960	901,012	14,281,048	9,003,533	142,706,008
AZL JPMorgan U.S. Equity Fund		9,570,636	102,597,221	1,085,377	11,635,245	10,656,013	114,232,466
AZL MFS Investors Trust Fund		2,530,125	41,215,737	286,252	4,663,050	2,816,377	45,878,787
AZL MFS Value Fund		8,018,322	72,004,534	903,722	8,115,422	8,922,044	80,119,956
AZL Mid Cap Index Fund		1,204,494	20,801,615	135,837	2,345,912	1,340,331	23,147,527
AZL Morgan Stanley Global Real Estate Fund		4,366,507	43,621,402	476,657	4,761,800	4,843,164	48,383,202
AZL Morgan Stanley Mid Cap Growth Fund		2,242,690	30,792,129	256,223	3,517,936	2,498,913	34,310,065
NFJ Dividend Value Portfolio		3,943,757	40,541,825	452,001	4,646,574	4,395,758	45,188,399
AZL NFJ International Value Fund		5,938,253	69,715,094	655,246	7,692,591	6,593,499	77,407,685
AZL Oppenheimer Discovery Fund		2,741,261	29,989,395	323,107	3,534,794	3,064,368	33,524,189
AZL Pyramis Core Bond Fund		16,198,801	162,959,941	1,627,060	16,368,225	17,825,861	179,328,166
AZL Russell 1000 Growth Index Fund		5,479,959	69,211,876	503,934	6,364,683	5,983,893	75,576,559
AZL Russell 1000 Value Index Fund		8,549,813	101,229,787	688,364	8,150,230	9,238,177	109,380,017
AZL Schroder Emerging Markets Equity Fund, Class 2		2,760,109	22,163,672	297,115	2,385,837	3,057,224	24,549,509
PIMCO PVIT Global Advantage Strategy Bond Portfolio		6,059,736	62,112,290	676,535	6,934,488	6,736,271	69,046,778
PIMCO PVIT High Yield Portfolio		5,264,102	42,428,661	574,923	4,633,881	5,839,025	47,062,542
PIMCO PVIT Real Return Portfolio		5,774,474	82,286,250	639,844	9,117,779	6,414,318	91,404,029
PIMCO PVIT Total Return Portfolio		26,536,042	306,491,289	2,818,104	32,549,101	29,354,146	339,040,390

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Statement of Additional Information March 8, 2013

PIMCO PVIT Unconstrained Bond Portfolio		5,944,493	62,179,401	662,913	6,934,070	6,607,406	69,113,471

Total Affiliated Investment Company (Cost $2,022,087,080)			2,046,658,251		221,243,206		2,267,901,457

Unaffiliated Investment Companies:	0.0%
Dreyfus Treasury Prime Cash Management, Institutional Shares, 0.00% (a)		-	-	402,082	402,082	402,082	402,082

Total Unaffiliated Investment Companies (Cost $402,082)			-		402,082		402,082

Total Investment Securities (Cost $2,022,489,162)	98.5%		2,046,658,251		221,645,288		2,268,303,539

Net other assets (liabilities)	1.5%		21,924,499		11,968,743		33,860,242

Net Assets	100.0%		$ 2,068,582,750		$ 233,614,031		$ 2,302,163,781

(a) The rate represents the effective yield at December 31, 2012

AZL Fusion Moderate Fund

Cash of $25,362,814 has been segregated to cover margin requirements for the following open contracts as of December 31, 2012:

Futures Contracts
Unrealized
		Expiration	Number of	Notional	Appreciation/
Description	Type	Date	Contracts	Value	(Depreciation)
S&P 500 Index E-Mini March Futures	Short	3/15/2013	(1,503)	$ (106,720,515)	$ 382,513
Total					$ 382,513

AZL MVP Fusion Moderate Fund

Cash of $11,420,718 has been segregated to cover margin requirements for the following open contracts as of December 31, 2012

Futures Contracts
Unrealized

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Statement of Additional Information March 8, 2013

		Expiration	Number of	Notional	Appreciation/
Description	Type	Date	Contracts	Value	(Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/15/2013	104	$ 7,384,520	$ (25,357)
U.S. Treasury 10-Year Note March Futures	Long	3/20/2013	29	3,850,656	(21,100)
Total					$ (46,457)

Pro Forma Combined

Futures Contracts
					Unrealized
		Expiration	Number of	Notional	Appreciation/
Description	Type	Date	Contracts	Value	(Depreciation)
S&P 500 Index E-Mini December Futures	Short	3/15/2013	(1,399)	$ (99,335,995)	$ 357,156
U.S. Treasury 10-Year Note December Futures	Long	3/20/2013	29	3,850,656	(21,100)
Total					$ 336,056

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Statement of Additional Information March 8, 2013